KAYNE ANDERSON RUDNICK

                                  MUTUAL FUNDS
================================================================================


                               SEMI-ANNUAL REPORT





                      KAYNE ANDERSON RUDNICK LARGE CAP FUND

                    KAYNE ANDERSON RUDNICK SMALL-MID CAP FUND

                    KAYNE ANDERSON RUDNICK INTERNATIONAL FUND

               KAYNE ANDERSON RUDNICK GROWTH AND OPPORTUNITY FUND

           KAYNE ANDERSON RUDNICK INTERMEDIATE TOTAL RETURN BOND FUND

        KAYNE ANDERSON RUDNICK CALIFORNIA INTERMEDIATE TAX-FREE BOND FUND






================================================================================
                            For the Six Months Ended
                                  June 30, 2001

                       KAYNE ANDERSON RUDNICK MUTUAL FUNDS

TABLE OF CONTENTS

SHAREHOLDER LETTER ........................................................    1
KAYNE ANDERSON RUDNICK LARGE CAP FUND
  Goal ....................................................................    2
  Commentary ..............................................................    2
  Outlook .................................................................    3
  Schedule of Investments .................................................    4
KAYNE ANDERSON RUDNICK SMALL-MID CAP FUND
  Goal ....................................................................    6
  Commentary ..............................................................    7
  Outlook .................................................................    8
  Schedule of Investments .................................................    9
KAYNE ANDERSON RUDNICK INTERNATIONAL FUND
  Goal ....................................................................   12
  Commentary ..............................................................   12
  New Purchases ...........................................................   13
  Outlook .................................................................   13
  Schedule of Investments .................................................   15
KAYNE ANDERSON RUDNICK GROWTH AND OPPORTUNITY FUND
  Goal ....................................................................   18
  Commentary ..............................................................   18
  Outlook .................................................................   18
  Schedule of Investments .................................................   19
KAYNE ANDERSON RUDNICK INTERMEDIATE TOTAL RETURN BOND FUND
  Goal ....................................................................   21
  Commentary ..............................................................   21
  Outlook .................................................................   22
  Schedule of Investments .................................................   23
KAYNE ANDERSON RUDNICK CALIFORNIA INTERMEDIATE TAX-FREE BOND FUND
  Goal ....................................................................   26
  Commentary ..............................................................   26
  Outlook .................................................................   27
  Schedule of Investments .................................................   28
STATEMENTS OF ASSETS AND LIABILITIES ......................................   32
STATEMENTS OF OPERATIONS ..................................................   34
STATEMENTS OF CHANGES IN NET ASSETS .......................................   36
FINANCIAL HIGHLIGHTS ......................................................   38
NOTES TO FINANCIAL STATEMENTS .............................................   44

                       KAYNE ANDERSON RUDNICK MUTUAL FUNDS


Dear Shareholder:

     We are pleased to express appreciation for your investment in the Kayne Anderson Rudnick Mutual Funds. If you are new to the Kayne Anderson Rudnick family of investors, we welcome you.

     The enclosed semi-annual report contains a commentary and June 30, 2001 financial statements for each of our mutual funds. In each commentary, the portfolio manager reviews the objectives, performance and outlook for the fund. We hope that you will find these comments interesting and timely.

     As an investment adviser, we have managed private accounts for both equity and fixed-income investors for many years. We are delighted to be able to offer our mutual funds to you so that diversification among asset classes can be readily accomplished. Through these funds, shareholders can structure a diversified portfolio consistent with their personal investment objectives and goals.

     We thank you again for your investment in the Kayne Anderson Rudnick Mutual Funds. We are committed to assisting you with the realization of your financial goals. As always, we welcome your questions and comments.

Sincerely,

/s/ Richard A. Kayne                                   /s/ Allan M. Rudnick

Richard A. Kayne                                       Allan M. Rudnick
Chief Executive Officer                                Chief Investment Officer
Kayne Anderson Rudnick Investment Management, LLC

KAYNE ANDERSON RUDNICK LARGE CAP FUND

GOAL

The KAYNE ANDERSON RUDNICK LARGE CAP FUND portfolio invests in high-quality, large-capitalization companies that enjoy global dominance, excellent management, financial strength, and consistent growth. The investment goal of the Fund is to achieve superior long-term performance by owning some of the world's finest companies.

COMMENTARY

Since its inception on May 1, 1995, the Fund has returned 13.77% annually through June 30, 2001. However, the most recent six months and twelve months ended June 30, 2001 produced negative returns for the major equity indices and for our Fund. For such periods, the S&P 500 Index declined 6.70% and 14.83%, respectively, the Nasdaq Composite Index declined 12.74% and 45.64%, respectively, and the Fund declined 9.51% and 13.45%, respectively. The markets declined in large part because of the disappointing corporate earnings results announced during the period and an uncertain outlook going forward. Nonetheless, as noted below, we are keeping a long-term view, rather than reacting to current short-term uncertainties.

The strongest performing economic sectors in the S&P 500 during the quarter ended June 30, were technology (+12%), capital goods (+12%), and basic materials (+10%). The weakest sectors were utilities (-6%), communication services (-2%), and health care (-1%).

Thematically, the strongest areas of the domestic equity markets in the second quarter were lesser quality (B+ stock ranking, as ranked by Standard & Poors) and non-rated companies. In addition, the stocks of small to mid size companies performed much stronger than the larger capitalization equities.

A key point of differentiation between the Fund and the S&P 500 is the Fund's singular focus on high quality companies. In a weighting of quality, 88% of the Core Portfolio is invested in companies with stock rankings in the "A" category (as ranked by Standard & Poors) versus 55% for the S&P 500 (see chart below). In addition, 100% of the companies in the Core Portfolio have a credit rating of "A-" to "AAA." (as rated by Standard & Poors.)

                               WEIGHTS BY QUALITY

                  A+, A, A-       B+       B, B-, C, D      NC
                  ---------     -----      -----------     ----
KAR                 87.6%        9.0%         3.4%         0.0%
S&P 500             54.7%       18.5%         18.8%        8.0%

            Source: Kayne Anderson Rudnick Investment Management, LLC

The mission of the Large Cap Fund is to invest for the long-term in outstanding businesses that possess distinct competitive advantages. These companies consistently have superior profit margins, high returns on investment, material free cash flows, and strong balance sheets. We employ a variety of valuation models, including discounted free cash flow analysis, to determine when the equities of these companies provide an attractive expected rate of return.

OUTLOOK

The economy has slowed dramatically. The real GDP growth rate has declined from 8.3% at its peak in the fourth quarter of 1999 to 1.2% for the first quarter of 2001. This dramatic deceleration may feel like a recession. However, the economy continues to show growth, albeit at low levels, and we expect that growth to continue and improve over time.

In part, our optimistic view relates to consumer spending, which accounts for two-thirds of the national economic activity. The personal consumption expenditure component of the gross domestic product (GDP) grew at a relatively healthy 3.4% annual rate during the first quarter, up from a 2.8% growth rate in the fourth quarter. Further, we expect to see a rebound in corporate profits to begin early next year. And, with inflation under control, the Federal Reserve has continued flexibility to adjust interest rates to help stimulate the economy.

The external economic environment is currently difficult for corporate profits in general. However, we believe that, in a year when S&P 500 profits are likely to be down, the underlying profits of the companies in the Fund should be up, and the average return on equity should remain high. Looking longer term, we believe that while profits for the S&P 500 should grow at a mid-to-high single-digit rate, the profits for the companies in the Large Cap Fund should grow at solid double-digit rates, providing the underpinning for attractive growth of investor capital.

Our investment principles are founded on the belief that superior companies possess essential competitive advantages that produce high profitability, solid growth and substantial free cash flow. Our focus as long-term investors is on the strength of a company's business advantages and the sustainability of those advantages over time. Our core belief is that we can continue to produce durable, long-term growth of capital for our investors by investing in well-managed, superior businesses.


--------------------------------------------------------------------------------
Past performance is no indication of future results. The Fund had an average annual return of 10.84% for the five years ended June 30, 2001. Share prices and returns fluctuate and shares, when redeemed, may be worth more than their original cost. Due to market volatility, Fund performance may fluctuate substantially over the short-term and current performance may differ from that shown.

                      KAYNE ANDERSON RUDNICK LARGE CAP FUND

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2001 (Unaudited)

SHARES                                                                 VALUE
--------------------------------------------------------------------------------
COMMON STOCKS: 96.4%
CAPITAL GOODS/ELECTRICAL EQUIPMENT: 8.3%
    54,780     Emerson Electric Co. ..........................     $  3,314,190
   141,060     General Electric Co. ..........................        6,876,675
                                                                   ------------
                                                                     10,190,865
                                                                   ------------
CAPITAL GOODS/MANUFACTURING--DIVERSIFIED: 2.3%
    45,120     Illinois Tool Works, Inc. .....................        2,856,096
                                                                   ------------
CONSUMER NON-DURABLES/RESTAURANTS: 4.1%
   186,810     McDonald's Corp. ..............................        5,055,079
                                                                   ------------
CONSUMER STAPLES/BEVERAGES: 3.8%
   103,360     Coca-Cola Co. .................................        4,651,200
                                                                   ------------
CONSUMER STAPLES/CONSUMER PRODUCTS: 4.8%
    92,550     Procter & Gamble Co. ..........................        5,904,690
                                                                   ------------
CONSUMER STAPLES/FOODS: 2.6%
    66,520     Wm. Wrigley, Jr. Co. ..........................        3,116,462
                                                                   ------------
ENERGY/PETROLEUM--INTERNATIONAL: 4.6%
    64,170     Exxon Mobil Corp. .............................        5,605,250
                                                                   ------------
FINANCIAL/BANKING: 3.9%
   101,880     Wells Fargo & Co. .............................        4,730,288
                                                                   ------------
FINANCIAL/FINANCIAL SERVICES: 7.0%
    87,600     American Express Co. ..........................        3,398,880
    60,920     Fannie Mae ....................................        5,187,338
                                                                   ------------
                                                                      8,586,218
                                                                   ------------
FINANCIAL/INSURANCE: 7.9%
    74,500     American International Group, Inc. ............        6,407,000
    32,240     Marsh & McLennan Companies, Inc. ..............        3,256,240
                                                                   ------------
                                                                      9,663,240
                                                                   ------------
HEALTH CARE/DRUGS & HOSPITAL SUPPLIES: 14.3%
   131,020     Johnson & Johnson .............................        6,551,000
    80,610     Merck & Co., Inc. .............................        5,151,785
   145,700     Pfizer, Inc. ..................................        5,835,285
                                                                   ------------
                                                                     17,538,070
                                                                   ------------
RAW MATERIALS/CHEMICALS--DIVERSIFIED: 2.7%
    67,000     E. I. du Pont de Nemours and Co. ..............        3,232,080
                                                                   ------------
RETAIL/APPAREL: 3.8%
   159,600     Gap, Inc. (The) ...............................        4,628,400
                                                                   ------------

                      KAYNE ANDERSON RUDNICK LARGE CAP FUND

SHARES                                                                VALUE
--------------------------------------------------------------------------------
RETAIL/BUILDING PRODUCTS: 2.2%
    58,100     Home Depot, Inc. (The) ........................     $  2,704,555
                                                                   ------------
TECHNOLOGY/COMMUNICATIONS--EQUIPMENT: 2.6%
   171,600     Cisco Systems, Inc.* ..........................        3,123,120
                                                                   ------------
TECHNOLOGY/COMPUTERS & OFFICE EQUIPMENT: 3.1%
    33,810     International Business Machines Corp. .........        3,820,530
                                                                   ------------
TECHNOLOGY/DATA SERVICES: 3.7%
    90,300     Automatic Data Processing, Inc. ...............        4,487,910
                                                                   ------------
TECHNOLOGY/SEMICONDUCTORS: 5.4%
   171,560     Intel Corp. ...................................        5,018,130
    52,000     Texas Instruments, Inc. .......................        1,638,000
                                                                   ------------
                                                                      6,656,130
                                                                   ------------
TECHNOLOGY/SOFTWARE: 7.5%
    91,890     Microsoft Corp.* ..............................        6,707,970
   130,600     Oracle Corp.* .................................        2,481,400
                                                                   ------------
                                                                      9,189,370
                                                                   ------------
TELECOMMUNICATION SERVICES/TELEPHONE: 1.8%
    54,200     SBC Communications, Inc. ......................        2,171,252
                                                                   ------------
TOTAL COMMON STOCKS
  (cost $119,120,533) ........................................      117,910,805
                                                                   ------------
TOTAL INVESTMENTS IN SECURITIES
  (cost $119,120,533+): 96.4% ................................      117,910,805
Other Assets less Liabilities: 3.6% ..........................        4,418,069
                                                                   ------------
NET ASSETS: 100.0% ...........................................     $122,328,874
                                                                   ============

*    Non-income producing security.
+ At June 30, 2001, the basis of investments for federal income tax purposes was the same as their cost for financial reporting purposes. Unrealized appreciation and depreciation were as follows:

          Gross unrealized appreciation ......................     $ 11,963,791
          Gross unrealized depreciation ......................      (13,173,519)
                                                                   ------------
          Net unrealized depreciation ........................     $ (1,209,728)
                                                                   ============

See accompanying Notes to Financial Statements.

KAYNE ANDERSON RUDNICK SMALL-MID CAP FUND

GOAL

The goals of the KAYNE ANDERSON RUDNICK SMALL-MID CAP FUND are:

* To build a diversified portfolio of the next generation of high quality "blue chip" companies.

* To produce returns typical of small and mid cap stocks, but with no more risk than the S&P 500 Index of large stocks.

In summary, we strive to buy stocks of high quality companies at discount prices in order to allow clients to participate in the strong growth of small companies while assuming less financial and stock market risk.

The following table demonstrates our commitment to these objectives. Our portfolio combines: (1) quality comparable to the high-quality benchmark, the S&P 500 Index of large stocks; (2) growth comparable to the high-growth benchmark, the Russell 2500 Small-Mid Cap Growth Index; and (3) value comparable to the deep-value benchmark, the Russell 2500 Small Mid Cap Value Index.

                                                   KAYNE                                     RUSSELL    RUSSELL
                                                  ANDERSON    RUSSELL   RUSSELL      S&P     2500(TM)   2500(TM)
                                                  RUDNICK     2500(TM)  2000(TM)     500     GROWTH      VALUE
QUALITY                                         SMALL-MIDCAP   INDEX     INDEX      INDEX     INDEX      INDEX
-------                                         ------------   -----     -----      -----     -----      -----
Return on Equity - Past 5 Years                     24.9%       15.0%    14.2%      24.4%     16.8%      14.1%   MORE PROFITABLE
Long-Term Debt/Total Capital                        28.4%       39.0%    36.4%      44.1%     27.8%      48.3%   LESS FINANCIAL RISK
Interest Expense Coverage                           11.9x        4.8x     5.1x       4.8x      8.4x       3.7x   LESS FINANCIAL RISK
Earnings Variance - Past 10 Years                   27.8%       64.8%    71.4%      40.7%     79.4%      58.5%   MORE DEPENDABLE
A Rated by S&P                                      56.3%       13.8%    10.9%      53.7%      4.7%      20.9%   BETTER QUALITY

GROWTH
------
Earnings Per Share Growth - Past 5 Years            21.2%       13.2%    12.3%      15.5%     22.1%       9.7%   RECOVERY
Earnings Per Share Growth - Past 10 Years           18.3%       10.1%     9.9%      15.7%     15.6%       8.5%   RECESSION
Dividend Per Share Growth - Past 5 Years            14.0%        7.0%     7.3%      10.8%      7.9%       6.8%   RECOVERY
Dividend Per Share Growth - Past 10 Years           13.9%        5.9%     5.6%      10.0%      6.6%       5.8%   RECESSION
Capital Generation - {ROE x(1-Payout)}              19.7%       11.5%    11.3%      17.2%     15.6%       9.3%   FASTER GROWTH

VALUE
-----
P/E Ratio - Latest 12 months                        22.4        27.8     31.1       26.4      61.2       19.6    BETTER VALUE
Dividend Yield                                       0.9%        1.3%     1.2%       1.3%      0.3%       2.1%   COMPARABLE INCOME

MARKET CHARACTERISTICS
----------------------
$ Weighted Average Market Cap - 4 qtr. average      $2.9 b      $2.1 b   $1.0 b   $ 90.1 b    $2.0 b     $2.2 b  COMPARABLE SIZE
Largest Market Cap - 4 qtr. average                 $9.6 b      $9.4 b   $4.4 b   $383.6 b    $8.6 b     $8.7 b  COMPARABLE SIZE
Annualized Standard Deviation - Since Inception     12.6%       16.8%    17.3%      13.8%     25.4%      13.5%   LESS MARKET RISK

Note: As of June 30, 2001

Data is obtained from Frank Russell Company and is assumed to be reliable. Other principal consultant firms use different algorithms to calculate selected statistics. Estimates are based on certain assumptions and historical information.

COMMENTARY

As seen in the following chart, corporate earnings in 2001 are experiencing their most serious decline since the 1991 recession. The second quarter of this year is expected to be the most difficult comparison with a 15% decline in S&P 500 earnings. In this environment, the overall stock market as measured by the S&P 500 Index has produced a loss for the first half of 2001 and the small-mid cap market as measured by the Russell 2500 Index has produced a modest gain. Despite the weak stock market environment, the Small-Mid Cap Fund produced a 12.47% return for the first half of the year. We attribute this result to our focus on owning the highest quality businesses in America. Regardless of whether or not corporate earnings recover this year, we believe our portfolio of companies can generate double-digit earnings growth in this difficult year.

RUSSELL 2000 EARNINGS PER SHARE

     [This bar-chart illustrates the earning per share for the Russell 2000 from 1989 through the first half of 2001.]

S&P 500 EARNINGS PER SHARE

     [This bar-chart illustrates the earning per share for the S&P 500 from 1989 through the first half of 2001.]

         DATA IS OBTAINED FROM FIRST CALL AND IS ASSUMED TO BE RELIABLE.

Two of our holdings, E.W. Blanch and Timberline Software, were sold at losses in the first six months of 2001. In each case, growth had faltered and we elected to reinvest the proceeds from these holdings into other companies with stronger prospects. New additions to the Fund year-to-date include:

* Black Box Corporation - World's leading direct marketer of communication equipment

*    Cintas Corporation - Market leader in the corporate uniform industry

* Cincinnati Financial - The most "agent friendly" insurer according to Independent Agent Magazine

*    Equifax - One of the nation's leading credit reporting agencies

* Hanover Compressor - The nation's largest natural gas compression fleet serving oil & gas producers

* Insituform Technologies - Global leader in rehabilitation of underground sewers using trenchless technologies

* Techne - The primary producer of reagent test kits for biotechnology researchers worldwide

* Teleflex - Manufactures automotive, marine, industrial, aerospace and medical products with leadership in technical niches

OUTLOOK

Small stocks are outperforming large stocks this year despite that small and mid cap company earnings are suffering more than their large cap counterparts in the current economic slowdown. We believe this is due to recognition that small stocks are significantly undervalued compared to large cap stocks. This can be seen in the first chart below. The value of small and mid cap stocks has attracted individual and corporate investors alike.

                           RELATIVE PRICE TO CASH FLOW

     [This line chart illustrates the relative price to cash flow from 1977 through June 2000.]

                       M&A ACTIVITY AMONG SMALLER STOCKS
           (MARKET CAPITALIZATION BETWEEN $200 MILLION AND $1 BILLION)

        Year                               Total Deals-Completed & Funding
        ----                               -------------------------------
         86                                               49
         87                                               67
         88                                               63
         89                                               58
         90                                               26
         91                                               22
         92                                               31
         93                                               25
         94                                               58
         95                                               72
         96                                               92
         97                                              181
         98                                              156
         99                                              206
         00                                              126

                    SOURCE: MERRILL LYNCH SMALL CAP RESEARCH

As the second chart above shows, corporate investors have reacted to the attractive valuations of small and mid cap stocks via acquisitions. In the Small-Mid Cap Fund, Dallas Semiconductor agreed to be acquired, at a premium price, by Maxim Integrated Products this year. Maxim is the second most profitable semi-conductor company we know, and so, we have elected to hold Maxim Integrated Products following its acquisition of Dallas Semiconductor.

Our portfolio is selling at a discount valuation compared to both the small cap and large cap indices, we believe that our companies will experience double-digit earnings growth while the earnings of many small cap and large cap stocks are expected to decline. We believe the Fund is well positioned to perform going forward.

                    KAYNE ANDERSON RUDNICK SMALL-MID CAP FUND

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2001 (Unaudited)

SHARES                                                                 VALUE
--------------------------------------------------------------------------------
COMMON STOCKS: 99.5%
BASIC MATERIALS/PACKAGING: 3.3%
    50,772     Bemis Co. .....................................     $  2,039,511
    10,099     Liqui--Box Corp. ..............................          393,558
                                                                   ------------
                                                                      2,433,069
                                                                   ------------
BASIC MATERIALS/PAINTS AND COATING: 3.2%
    66,120     Valspar Corp. .................................        2,347,260
                                                                   ------------
BUSINESS EQUIPMENT & SERVICES/TEXTILES: 2.7%
    43,440     Cintas Corp. ..................................        2,009,100
                                                                   ------------
CAPITAL GOODS/AEROSPACE & DEFENSE: 1.7%
    70,301     HEICO Corp.--Class A ..........................        1,261,903
                                                                   ------------
CAPITAL GOODS/MACHINERY EQUIPMENT: 4.9%
    59,807     Federal Signal Corp. ..........................        1,403,670
    49,788     Nordson Corp. .................................        1,319,382
    19,260     Teleflex, Inc. ................................          847,440
                                                                   ------------
                                                                      3,570,492
                                                                   ------------
CONSTRUCTION/BUILDING AND CONSTRUCTION: 3.1%
    62,300     Insituform Technologies, Inc.--Class A* .......        2,273,950
                                                                   ------------
CONSUMER CYCLICAL/ADVERTISING: 5.0%
   119,555     Catalina Marketing Corp.* .....................        3,647,623
                                                                   ------------
CONSUMER CYCLICAL/FURNITURE: 2.7%
   107,572     LA-Z Boy, Inc. ................................        1,990,082
                                                                   ------------
CONSUMER CYCLICAL/RETAIL: 3.5%
   134,700     Claire's Stores, Inc. .........................        2,607,792
                                                                   ------------
CONSUMER CYCLICAL/SERVICES: 5.8%
    69,765     ABM Industries, Inc. ..........................        2,598,746
    34,982     Strayer Education, Inc. .......................        1,705,372
                                                                   ------------
                                                                      4,304,118
                                                                   ------------
CONSUMER STAPLES/FOOD: 1.4%
    26,307     Tootsie Roll Industries, Inc. .................        1,013,872
                                                                   ------------

                    KAYNE ANDERSON RUDNICK SMALL-MID CAP FUND

SHARES                                                                VALUE
--------------------------------------------------------------------------------
ENERGY/OIL AND GAS PRODUCTION: 6.4%
    44,529     Devon Energy Corp. ............................     $  2,337,773
    72,315     Hanover Compressor Co.* .......................        2,392,903
                                                                   ------------
                                                                      4,730,676
                                                                   ------------
FINANCIAL/BANKS: 6.1%
   122,082     National Commerce Financial Corp. .............        2,975,138
    61,195     Washington Federal, Inc. ......................        1,500,501
                                                                   ------------
                                                                      4,475,639
                                                                   ------------
FINANCIAL/FINANCIAL SERVICES: 11.6%
    51,004     Eaton Vance Corp. .............................        1,774,939
    47,585     Equifax, Inc. .................................        1,745,418
    58,050     FactSet Research Systems, Inc. ................        2,072,385
    47,790     Fair, Isaac and Company, Inc. .................        2,954,377
         2     Franklin Resources, Inc. ......................               92
                                                                   ------------
                                                                      8,547,211
                                                                   ------------
FINANCIAL/INSURANCE: 2.5%
    46,325     Cincinnati Financial Corp. ....................        1,829,838
                                                                   ------------
HEALTH CARE/DRUGS & HOSPITAL SUPPLIES: 7.6%
    34,572     King Pharmaceuticals, Inc.* ...................        1,858,245
    39,400     Landauer, Inc. ................................        1,182,000
    78,785     Techne Corp.* .................................        2,560,513
                                                                   ------------
                                                                      5,600,758
                                                                   ------------
HEALTH CARE/MEDICAL INFORMATION SYSTEMS: 5.4%
   132,440     Hooper Holmes, Inc. ...........................        1,357,510
    92,965     IMS Health, Inc. ..............................        2,649,503
                                                                   ------------
                                                                      4,007,013
                                                                   ------------
TECHNOLOGY/COMPUTERS--INTEGRATED SYSTEMS: 6.6%
   102,715     Jack Henry & Associates .......................        3,184,165
    76,162     Reynolds & Reynolds Inc.--Class A .............        1,671,756
                                                                   ------------
                                                                      4,855,921
                                                                   ------------
TECHNOLOGY/SEMICONDUCTORS: 3.4%
    57,099     Maxim Integrated Products, Inc.* ..............        2,524,347
                                                                   ------------

                    KAYNE ANDERSON RUDNICK SMALL-MID CAP FUND

SHARES                                                                VALUE
--------------------------------------------------------------------------------
TECHNOLOGY/SOFTWARE & SERVICES: 8.6%
    45,580     Black Box Corp.* ..............................     $  3,070,269
    55,570     CSG Systems International, Inc.* ..............        3,223,060
                                                                   ------------
                                                                      6,293,329
                                                                   ------------
TRANSPORTATION/TRANSPORTATION--SERVICES: 4.0%
   104,700     C.H. Robinson Worldwide, Inc. .................        2,920,083
                                                                   ------------
TOTAL COMMON STOCKS
  (cost $59,763,054) .........................................       73,244,076
                                                                   ------------
TOTAL INVESTMENTS IN SECURITIES
  (cost $59,763,054+): 99.5% .................................       73,244,076
                                                                   ============
Other Assets less Liabilities: 0.5% ..........................          335,813
                                                                   ------------
NET ASSETS: 100.0% ...........................................     $ 73,579,889
                                                                   ============

*    Non-income producing security.
+ At June 30, 2001, the basis of investments for federal income tax purposes was the same as their cost for financial reporting purposes. Unrealized appreciation and depreciation were as follows:

          Gross unrealized appreciation ......................     $ 14,501,406
          Gross unrealized depreciation ......................       (1,020,384)
                                                                   ------------
          Net unrealized appreciation ........................     $ 13,481,022
                                                                   ============

See accompanying Notes to Financial Statements.

KAYNE ANDERSON RUDNICK INTERNATIONAL FUND

GOAL

The goal of the KAYNE ANDERSON RUDNICK INTERNATIONAL FUND is to achieve superior long-term results by investing in the best quality international companies. We pursue this goal through a focused investment philosophy that relies on the following principles: (1) commitment to quality; (2) long-term vision; (3) independent fundamental research; (4) broad diversification; and (5) valuation-driven decision process. We define quality companies as those possessing a global competitive advantage, management excellence, financial strength and flexibility, high profitability and consistency of earnings. We seek to diversify the fund across countries and industries but do not aim to replicate the country allocation of our benchmark, the MSCI EAFE (Europe, Australia and the Far East) index.

COMMENTARY

For the six-month period ended June 30, 2001, the International Fund's net asset value fell 19.82% versus a decline of 15.47% for the MSCI EAFE index (in dollar terms). The portfolio's negative return was in line with the performance of the MSCI EAFE Growth Index (-19.31%) for the same period. The portfolio outperformed strongly in April, when it appreciated by 8.25% against a 6.74% increase in the MSCI EAFE Index. This supports our belief that the portfolio is well positioned to outperform in a market recovery, when the global economies stabilize, rather than in a protracted bear market.

During the first part of 2001, the downturn in the international equity markets that started in March 2000 accelerated, as it became more evident that the U.S. economic slowdown was spilling over to the rest of the world. A series of profit warnings reflecting precipitous deteriorating business conditions in various industries, such as telecommunications equipment and semiconductors, hurt many stocks even among the best-positioned and financially strong companies.

Over the last six months, Europe was the worst performing geographic area with a decline of 17.21% (FTSE Eurotop 300 Index) in dollars, outperforming the Japanese market, which declined 8.26% (MSCI Japan Index) in dollars. Both the euro and the yen weakened against the US dollar, by 9.81% and 8.16%, respectively. This occurred despite the US Federal Reserve Bank's series of aggressive interest rate cuts in 2001. It is our belief that this anomaly reflects the confidence by investors around the world that US fiscal and monetary policies will be successful in putting the world's largest economy back on the growth track. What is good for the US is perceived to be good for the rest of the world.

There are two primary reasons for the portfolio's year-to-date underperformance. First, the portfolio was underweighted in Japan-based stocks while overweighted in Europe-based stocks. On one hand, our underweight position in Japanese stocks stems from our cautious view about Japan's short-to-medium term economic outlook and from our difficulty in finding, at reasonable prices, stocks that present the fundamental quality characteristics we favor for our high-quality portfolio. On the other hand, our overweight position in continental Europe reflects our conviction that the region is more advanced than the rest of the world in achieving structural reforms, corporate restructuring, and adoption of shareholder- value-creation principles. We perceive these to be the main drivers of equity performance in the current decade.

More importantly, the portfolio has been overweighted in traditional growth sectors as opposed to traditional value or deep-value sectors, both in Europe and Japan. In Europe, stocks belonging to traditional value sectors that do not present our required quality characteristics have been successful so far this year. The best performing sectors include mining, oil and gas, tobacco, steel, and real estate. We are more typically invested in food and beverage, food retailers, insurance, media, information technologies, and marginally, oil and gas, banks, pharmaceuticals, software, and telecommunications services. In Japan, the picture has been similar. Over the past six months, the best performing sectors were oil and coal, mining, rubber products, maritime transportation, fishing and farming, transportation equipment, warehousing, and textiles.

During the first six months of this year, fundamental activity in the fund was restrained. We bought Adecco, Glaxo-Smithkline, and SMC (see below), while we sold Compass and Shiseido.

Among best performing stocks for the first-half 2001 were Panamco (+44%), Canon (+22.6%), BHP (+4.8%), Repsol (+4.4%), and Rentokil Initial (-0.6%). Among the worst performing stock for this period were Alcatel (-62%), Cable & Wireless (-54%), Nokia (-48%), Zurich Financial Services (-40%), and Vodafone (-37%).

NEW PURCHASES

ADECCO

Based in Switzerland, Adecco is the world's largest staffing company. Its broad geographic diversification profile should help to weather any significant slowdown in the U.S. market. Thanks to an aggressive organic expansion strategy, the company is expected to grow 50% more than the staffing market in general. Historically, management has proven its superior acquisition and execution capabilities.

GLAXO-SMITHKLINE

Headquartered in the UK, Glaxo-Smithkline is the world's second largest pharmaceutical company with leadership positions in five major therapeutic areas. It enjoys strong research and development capabilities with an annual budget in excess of $4bn and an early stage pipeline that includes 117 compounds. GSK can also leverage it strong sales force and global reach by signing co-promotion or licensing agreements with other drug companies, which has been done already successful by Pfizer or Bristol-Myers Squibb.

SMC

Based in Japan, SMC is a leading manufacturer of automation devices based on pneumatic technology. The company's unique competitive advantages and exceptionally strong financial position are supporting an aggressive growth strategy aimed at seizing 26% share of each of its markets outside Japan, where it holds 54% market share.

OUTLOOK

The past six months have been unfavorable to equities generally and to large capitalization growth companies in particular. Only value or deep value stocks did relatively well. We do not believe this is a sustainable phenomenon. We believe longer-term fundamentals continue to favor international large capitalization growth companies, driven by deregulation, restructuring, and increased attention to shareholder value creation.

The International Fund is better positioned for a market recovery than for a continued market downturn, as we believe the portfolio's strong outperformance in April confirms. Although the timing of a sustainable recovery is uncertain, we are looking for early signs of recovery toward the end of this year. We own some of the best foreign companies. We believe they will, in time, benefit and emerge stronger from the current difficult environment from which we anticipate they will, rewarding the patient, serious, long-term investor.

We continue to believe that an investment strategy that focuses exclusively on the highest quality foreign companies constitutes a long-term winning strategy for the prudent investor.


--------------------------------------------------------------------------------
Past performance is no indication of future results. Foreign stock markets tend to be more volatile than the U.S. markets due to economic and political instability and regulatory conditions in some countries. The Fund had a -27.79% return for the twelve months year ended June 30, 2001, since the Fund's inception on October 18, 1996, the Fund has had an average annual return of 7.96% through June 30, 2001. Share prices and returns fluctuate and shares, when redeemed, may be worth more than their original cost. Due to market volatility, Fund performance may fluctuate substantially over the short-term and current performance may differ from that shown.

The MSCI EAFE Index is an unmanaged index that is a generally accepted benchmark for major overseas markets. The MSCI EAFE Index consists of securities listed on exchanges in European, Australasian, and Far Eastern markets and includes dividends and distributions, but does not reflect fees, brokerage commissions, or other expenses of investing. The Index weightings represent the relative capitalizations of the major overseas markets included in the index on a U.S. dollar adjusted basis. The FTSE Eurotop 300 Index measures the performance of Europe's largest 300 companies based on market capitalization.

                    KAYNE ANDERSON RUDNICK INTERNATIONAL FUND

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2001 (Unaudited)

SHARES                                                                VALUE
--------------------------------------------------------------------------------
COMMON STOCKS: 91.8%
AUSTRALIA: 3.1%
    86,732     BHP Ltd. ADR ..................................     $  1,886,421
                                                                   ------------
FINLAND: 2.8%
    78,022     Nokia Corp. ADR ...............................        1,719,605
                                                                   ------------
FRANCE: 13.2%
     9,410     Air Liquide ...................................        1,352,255
    65,500     Alcatel .......................................        1,370,018
    63,124     Axa ADR .......................................        1,778,203
    49,070     Groupe Danone ADR .............................        1,342,064
    30,971     Total Fina Elf S.A. ADR .......................        2,174,164
                                                                   ------------
                                                                      8,016,704
                                                                   ------------
GERMANY: 4.1%
    70,866     SAP AG ADR ....................................        2,486,688
                                                                   ------------
HONG KONG: 2.7%
    27,334     HSBC ADR ......................................        1,637,307
                                                                   ------------
JAPAN: 16.4%
    45,000     Canon, Inc. ...................................        1,818,328
   105,000     Fujitsu, Ltd. .................................        1,102,784
    60,000     Matsushita Electric Industrial Co. ............          938,988
   176,000     Minebea Co., Ltd. .............................        1,158,467
       210     Nippon Telegraph & Telephone Co. ..............        1,094,364
    10,000     SMC Corp. .....................................        1,070,312
    25,000     Sony Corp. ....................................        1,643,550
   141,000     Sumitomo Mitsui Banking Corp. .................        1,164,350
                                                                   ------------
                                                                      9,991,143
                                                                   ------------
MEXICO: 2.6%
    77,091     Panamerican Beverages, Inc. ADR ...............        1,564,947
                                                                   ------------
NETHERLANDS: 10.8%
    54,500     Aegon N.V. ....................................        1,534,529
    26,137     Heineken N.V. .................................        1,054,199
    30,262     ING Groep N.V. ................................        1,978,345
    63,100     Koninklijke Ahold N.V. ........................        1,977,049
                                                                   ------------
                                                                      6,544,122
                                                                   ------------

                    KAYNE ANDERSON RUDNICK INTERNATIONAL FUND

SHARES                                                                VALUE
--------------------------------------------------------------------------------
SPAIN: 7.5%
    78,510     Endesa S.A. ADR ...............................     $  1,246,739
    98,311     Repsol S.A. ADR ...............................        1,637,861
   133,598     Telefonica S.A. ...............................        1,647,210
                                                                   ------------
                                                                      4,531,810
                                                                   ------------
SWEDEN: 0.8%
    89,052     Ericsson ADR ..................................          482,662
                                                                   ------------
SWITZERLAND: 10.9%
    35,300     Aden SW .......................................        1,659,930
    30,808     Nestle ADR ....................................        1,636,946
    62,576     Novartis AG ADR ...............................        2,262,122
     3,093     Zurich Financial Services .....................        1,053,865
                                                                   ------------
                                                                      6,612,863
                                                                   ------------
UNITED KINGDOM: 16.9%
    39,510     Cable & Wireless Plc ADR ......................          711,180
    31,240     Diageo Plc ADR ................................        1,372,998
    40,000     GlaxoSmithKline Plc ...........................        1,128,240
   274,613     Invensys Plc ADR ..............................        1,038,916
    83,824     Pearson Plc ...................................        1,385,443
   538,600     Rentokil Initial Plc ..........................        1,830,540
    19,604     Reuters Group Plc ADR .........................        1,524,211
    57,330     Vodafone Group Plc ADR ........................        1,281,326
                                                                   ------------
                                                                     10,272,854
                                                                   ------------
TOTAL COMMON STOCKS
  (cost $64,314,308) .........................................       55,747,126
                                                                   ------------
TOTAL INVESTMENTS IN SECURITIES
  (cost $64,314,308+): 91.8% .................................       55,747,126
Other Assets less Liabilities: 8.2% ..........................        4,971,144
                                                                   ------------
NET ASSETS: 100.0% ...........................................     $ 60,718,270
                                                                   ============

*    Non-income producing security.
+ At June 30, 2001, the basis of investments for federal income tax purposes was the same as their cost for financial reporting purposes. Unrealized appreciation and depreciation were as follows:

          Gross unrealized appreciation ......................     $  2,705,873
          Gross unrealized depreciation ......................      (11,273,055)
                                                                   ------------
          Net unrealized depreciation ........................     $ (8,567,182)
                                                                   ============

See accompanying Notes to Financial Statements.

                    KAYNE ANDERSON RUDNICK INTERNATIONAL FUND

SCHEDULE OF INVESTMENTS BY INDUSTRY at June 30, 2001 (Unaudited)

INDUSTRY                                                            PERCENTAGE
--------------------------------------------------------------------------------
Insurance                                                               7.2%
Oil & Gas                                                                6.3
Diversified Financials                                                   6.0
Communications--Equipment                                                5.9
Diversified Telecomm Services                                            5.7
Pharmaceuticals                                                          5.6
Food Products                                                            4.9
Beverages                                                                4.8
Media                                                                    4.8
Household Durables                                                       4.2
Software                                                                 4.1
Food & Drugs Retailing                                                   3.3
Metals & Mining                                                          3.1
Communication Services & Supplies                                        3.0
Office Electronics                                                       3.0
Human Resources                                                          2.7
Chemicals                                                                2.2
Wireless Telecomm Services                                               2.1
Multi-Utilities                                                          2.1
Banks                                                                    1.9
Machinery                                                                1.9
Computers & Peripherals                                                  1.8
Hand/Machine Tools                                                       1.8
Beverages--Alcoholic                                                     1.7
Electrical Equipment                                                     1.7
                                                                       -----
Total Investments in Securities                                         91.8
Other Assets less Liabilities                                            8.2
                                                                       -----
Net Assets                                                             100.0%
                                                                       =====

KAYNE ANDERSON RUDNICK GROWTH AND OPPORTUNITY FUND

GOAL

The goal of the KAYNE ANDERSON RUDNICK GROWTH AND OPPORTUNITY FUND is to achieve long-term appreciation of capital through a diversified portfolio of domestic and international companies that exhibit above-average growth potential. We pursue this goal through a focused investment philosophy that relies on the following principles: (1) a commitment to quality; (2) long-term vision; (3) independent fundamental research; (4) broad diversification; and (5) a valuation-driven decision process. We define quality as those companies that exhibit such characteristics as market dominance, management excellence, strong free cash flow growth, strong balance sheet and relatively high research and development expenditures.

COMMENTARY

After a rough start in the first quarter, growth stocks rebounded in the second quarter with positive returns. The S&P 500 Barra Growth Index was up 7.71% in the second quarter but is still down 11.04% for the six months ended June 30th. With our focus on quality growth companies and a long-term investment philosophy, the Growth and Opportunity Fund has outperformed the Growth Index by decreasing 7.86% for the six months ended June 30, 2001.

At the end of June, the top 10 holdings in the Growth and Opportunity Fund had returns that showed above-average volatility, both up and down. The stock that declined the most was a high technology company, Cisco Systems. However, the top performers in the portfolio were also in the technology sector. Ranking all 28 stocks in the portfolio, the top three performers for the six-month period were Microsoft (up 68.3% for the six months ended June 30, 2001), AOL Time Warner (up 52.3% for the six months ended June 30, 2001), and Dell Computers (up 50.0% for the six months ended June 30, 2001). Clearly, the market has made some distinction among technology stocks. Again, because we focus on quality, the portfolio was able to outperform, despite the weighting in technology stocks, because the holdings are more defensive in nature.

Overall, growth stocks outperformed value stocks during the second quarter. Along with the above-mentioned technology stocks, our holdings in the consumer cyclical sector such as Home Depot and Gap Stores helped pace the Growth and Opportunity Fund's return. The poorest performing sector of the Growth and Opportunity Fund during the quarter was pharmaceutical stocks such as Pfizer and Schering-Plough.

OUTLOOK

Looking ahead to the second half of the year, we expect the market volatility to continue as companies adjust their spending and guidance based on the uncertain economic conditions. Earnings announcements will be a key driving force as investors react to good and bad news. But just as the lack of economic visibility has created turmoil for the stock market, it will also provide periods of opportunity.

As we have said before, the Growth and Opportunity Fund's portfolio is designed to provide a more aggressive equity strategy as one part of a balanced overall asset allocation. The portfolio can be expected to be more volatile, both on the upside and downside, than the broad equity markets. Yet, it is our belief that by owning quality companies at a reasonable price we will be well rewarded by the market over the long-term. We thank you for your continued confidence.

               KAYNE ANDERSON RUDNICK GROWTH AND OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2001 (Unaudited)

SHARES                                                                VALUE
--------------------------------------------------------------------------------
COMMON STOCK: 83.1%
CAPITAL GOODS/ELECTRICAL EQUIPMENT: 5.7%
     4,080     General Electric Co. ..........................     $    198,900
                                                                   ------------
FINANCIAL/FINANCIAL SERVICES: 5.0%
    11,410     Schwab (Charles) Corp. ........................          174,573
                                                                   ------------
HEALTH CARE/DRUGS & HOSPITAL SUPPLIES: 13.0%
     1,500     Amgen, Inc.* ..................................           91,020
     1,200     Genentech, Inc.* ..............................           66,120
     1,200     Guidant Corp.* ................................           43,200
     5,000     Pfizer, Inc. ..................................          200,250
     1,500     Schering-Plough Corp. .........................           54,360
                                                                   ------------
                                                                        454,950
                                                                   ------------
HEALTH CARE/HEALTH PRODUCTS: 3.3%
     2,320     Johnson & Johnson .............................          116,000
                                                                   ------------
RETAIL/APPAREL: 4.6%
     5,485     Gap, Inc. (The) ...............................          159,065
                                                                   ------------
RETAIL/BUILDING PRODUCTS: 5.3%
     4,000     Home Depot, Inc. (The) ........................          186,200
                                                                   ------------
TECHNOLOGY/COMMUNICATIONS--EQUIPMENT: 8.3%
       840     Alcatel S.A. ..................................           17,422
     7,745     Cisco Systems, Inc.* ..........................          140,959
     1,350     JDS Uniphase Corp.* ...........................           17,212
     3,215     Nokia Corp. ADR ...............................           70,859
     2,305     Tellabs, Inc.* ................................           44,440
                                                                   ------------
                                                                        290,892
                                                                   ------------
TECHNOLOGY/COMPUTERS & OFFICE EQUIPMENT: 3.4%
     4,070     Dell Computer Corp.* ..........................          105,616
       490     EMC Corp.--Mass* ..............................           14,234
                                                                   ------------
                                                                        119,850
                                                                   ------------
TECHNOLOGY/COMPUTERS--INTEGRATED SYSTEMS: 0.0%
        18     McData Corp.* .................................              316
                                                                   ------------
TECHNOLOGY/INTERNET: 6.1%
     4,000     AOL Time Warner, Inc.* ........................          212,000
                                                                   ------------

               KAYNE ANDERSON RUDNICK GROWTH AND OPPORTUNITY FUND

SHARES                                                                 VALUE
--------------------------------------------------------------------------------
TECHNOLOGY/SEMICONDUCTORS: 11.1%
     1,495     Applied Materials, Inc.* ......................     $     73,404
     1,985     Broadcom Corp.* ...............................           84,879
     5,705     Intel Corp. ...................................          166,871
     1,400     Linear Technology Corp. .......................           61,908
                                                                   ------------
                                                                        387,062
                                                                   ------------
TECHNOLOGY/SOFTWARE: 14.8%
     3,000     Microsoft Corp.* ..............................          217,800
     5,120     Oracle Corp.* .................................           97,280
     3,195     SAP AG ADR ....................................          112,113
     1,895     Siebel Systems, Inc.* .........................           88,876
                                                                   ------------
                                                                        516,069
                                                                   ------------
TELECOMMUNICATION SERVICES/TELECOMMUNICATIONS--LONG DISTANCE: 0.1%
       220     WorldCom, Inc.--MCI Group .....................            3,542
                                                                   ------------
TELECOMMUNICATION SERVICES/TELEPHONE: 2.4%
     5,500     WorldCom, Inc.* ...............................           82,280
                                                                   ------------
TOTAL COMMON STOCKS
  (cost $3,885,033) ..........................................        2,901,699
                                                                   ------------
TOTAL INVESTMENTS IN SECURITIES
  (cost $3,885,033+): 83.1% ..................................        2,901,699
Other Assets less Liabilities: 16.9% .........................          591,948
                                                                   ------------
NET ASSETS: 100.0% ...........................................     $  3,493,647
                                                                   ============

*    Non-income producing security.
+ At June 30, 2001, the basis of investments for federal income tax purposes was the same as their cost for financial reporting purposes. Unrealized appreciation and depreciation were as follows:

          Gross unrealized appreciation ......................     $    109,650
          Gross unrealized depreciation ......................       (1,092,984)
                                                                   ------------
          Net unrealized depreciation ........................     $   (983,334)
                                                                   ============

See accompanying Notes to Financial Statements.

KAYNE ANDERSON RUDNICK INTERMEDIATE TOTAL RETURN BOND FUND

GOAL

The KAYNE ANDERSON RUDNICK INTERMEDIATE TOTAL RETURN BOND FUND seeks to provide total returns in excess of the Lehman Intermediate Government/Credit index, while maintaining quality and liquidity. The Intermediate Total Return Bond Fund strategy is to provide a total return which captures much of the fixed income market return with a combination of income and capital appreciation by adjusting the sectors and maturities of the portfolio in order to capitalize on changing market conditions.

COMMENTARY

The Federal Open Market Committee (the "Fed") has reduced the Fed Funds Rate six times this year, from a 6.50% to 3.50% level. While the Fed has been very aggressive in their earlier rate reductions, the last two shifts were each .25% rather than the .50% change for each of the previous reductions. This is signaling to the markets that the Fed is approaching the end of the rate reduction cycle. Further reductions in the Fed funds rate will be minor monetary adjustments as opposed to major policy shifts.

                            U.S. TREASURY YIELD CURVE

This chart shows two lines at 6/30/01 and 12/31/00 for the US Treasury Yield Curve ranging from 3 months to 23 years.

SOURCE: BLOOMBERG

The Fed's rate reductions have had a major impact on the shape of the yield curve, shown above. You can easily see that the reduction in rates has been to the short end of the yield curve, (five years or less), while for the remainder of the yield curve interest rates have actually increased. The normalizing of the yield curve is generally considered to be a precursor to economic recovery.

The minutes from the May 15th Fed meeting state that "the members anticipated that a neutral balance of risks could be appropriate before long, probably well before substantial evidence had emerged that economic growth had strengthened appreciably...". It is generally accepted that monetary policy shifts take six to 12 months to have an impact on the economy. This means that the fed rate cuts in January have only recently begun to impact the economy, and that any reductions in the rate from here forward will not have an impact on the economy until well into 2002.

While the impacts of the Fed's prior monetary policy shifts are just beginning to filter into the economy, we are also feeling the effects of more economic stimulus in the form the new tax bill. Payroll withholding taxes were lowered across the country on July 1st, and refunds were first mailed on July 20th. The Fed believes that the delayed impact of the Fed rate cuts currently in the pipeline, the lower payroll withholdings, and the refund checks rolling into the economy in the next quarter will be enough stimulus to get the country moving at an acceptable pace by 2002.

The Total Return Bond Fund has benefited from its short to neutral duration as that portion of the yield curve has performed well. During the second quarter we began reducing our allocation to Treasuries and increasing our allocation in both the corporate and agency sectors. This allowed us to improve the overall yield of the fund. We expect to continue this sector move in the near future.

                             SECTOR DIVERSIFICATION

                     U.S. TREASURY                    40%
                     AGENCY                           19%
                     INDUSTRIAL                       16%
                     FINANCE                          14%
                     CMO                               3%
                     MORTGAGE-BACKED                   6%
                     CASH & EQUIVALENTS                2%

OUTLOOK

The Fed may continue to reduce the Federal Funds Rate by an additional .25% to
 .50% basis points over the next few months. While this will again affect the short end of the yield curve, we do not expect to see significant reductions in interest rates beyond ten years in the near future. The Fund is currently positioned to take advantage of this shift. We also expect to see a reduction in the CPI, which is always advantageous to bondholders.

           KAYNE ANDERSON RUDNICK INTERMEDIATE TOTAL RETURN BOND FUND

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2001 (Unaudited)

PRINCIPAL                                                    COUPON      MATURITY
AMOUNT                                                        RATE         DATE         VALUE
-------------------------------------------------------------------------------------------------
CORPORATE BONDS: 29.3%
AEROSPACE: 0.9%
$  335,000     Boeing Capital Corp. ......................    7.100%     09/27/05    $    352,003
    70,000     Honeywell International ...................    9.200%     02/15/03          74,789
                                                                                     ------------
                                                                                          426,792
                                                                                     ------------
AUTO/TRUCK MANUFACTURER: 2.6%
 1,250,000     Daimlerchrysler National Holding Corp. ....    7.200%     09/01/09       1,249,965
                                                                                     ------------
BANKS: 2.1%
 1,000,000     Citicorp ..................................    6.375%     11/15/08         989,810
                                                                                     ------------
BEVERAGES: 3.8%
    70,000     Anheuser Busch Companies ..................    6.750%     11/01/06          71,810
   236,000     Coca Cola Enterprises, Inc. ...............    6.375%     08/01/01         236,385
 1,500,000     Coca-Cola Bottling Co. Consolidated .......    6.850%     11/01/07       1,478,570
                                                                                     ------------
                                                                                        1,786,765
                                                                                     ------------
COMMUNICATION SERVICES: 0.4%
   175,000     TCI Communications, Inc. ..................    6.375%     05/01/03         177,783
                                                                                     ------------
COMPUTERS--MICRO: 1.6%
   750,000     Hewlett-Packard Co. .......................    7.150%     06/15/05         776,478
                                                                                     ------------
DEPARTMENT STORES: 0.2%
    70,000     Sears Roebuck & Co. .......................    9.450%     07/25/01          70,146
                                                                                     ------------
FINANCE: 14.0%
   175,000     Bear Stearns Co. ..........................    6.625%     10/01/04         178,478
   825,000     Bear Stearns Co. ..........................    7.800%     08/15/07         869,833
    70,000     Beneficial Corp. ..........................    6.600%     09/26/01          70,440
   850,000     Boeing Capital Corp. ......................    5.650%     05/15/06         842,251
 1,000,000     Countrywide Home Loans, Inc. ..............    7.450%     09/16/03       1,050,075
   300,000     Ford Motor Credit Corp. ...................    6.700%     07/16/04         306,439
   500,000     Ford Motor Credit Corp. ...................    9.030%     12/30/09         541,012
 1,000,000     General Motors Acceptance Corp. ...........    6.750%     01/15/06       1,016,434
   192,000     General Motors Acceptance Corp. ...........    7.125%     05/01/03         197,760
 1,000,000     Lehman Brothers Holdings, Inc. ............    7.250%     10/15/03       1,036,273
   500,000     Lehman Brothers Holdings, Inc. ............    8.750%     05/15/02         516,973
                                                                                     ------------
                                                                                        6,625,968
                                                                                     ------------

           KAYNE ANDERSON RUDNICK INTERMEDIATE TOTAL RETURN BOND FUND

PRINCIPAL                                                    COUPON      MATURITY
AMOUNT                                                        RATE         DATE         VALUE
-------------------------------------------------------------------------------------------------
INDUSTRIALS: 0.4%
$  175,000     Caterpillar, Inc. .........................    8.440%     11/26/03    $    186,842
                                                                                     ------------
MOTION PICTURE PRODUCTION & OTHER SERVICES: 2.6%
 1,250,000     Walt Disney Co. (The) .....................    5.500%     12/29/06       1,221,250
                                                                                     ------------
RETAIL STORES: 0.7%
   300,000     Wal-Mart Stores ...........................    6.550%     08/10/04         312,137
                                                                                     ------------
TOTAL CORPORATE BONDS
  (cost $13,618,384)                                                                   13,823,936
                                                                                     ------------
U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS: 68.7%
MORTGAGE-BACKED/PASS-THROUGH SECURITIES: 9.4%
   358,205     Federal Home Loan Mortgage Corp. ..........    7.000%     04/01/16         363,670
   224,845     Federal Home Loan Mortgage Corp. ..........    7.500%     07/01/09         232,723
   545,534     Federal Home Loan Mortgage Corp. ..........    7.500%     04/01/14         563,417
 1,400,000     Federal National Mortgage Association .....    6.000%     08/25/08       1,417,381
   384,400     Federal National Mortgage Association .....    7.000%     05/01/14         391,099
   145,310     Federal National Mortgage Association .....    8.000%     01/01/15         152,598
   624,091     Government National Mortgage Association...    7.000%     07/20/13         636,956
     8,197     Government National Mortgage Association...    8.000%     11/15/21           8,501
   218,284     Government National Mortgage Association...    8.000%     07/15/23         226,381
   171,379     Government National Mortgage Association...    8.000%     07/15/23         177,736
    88,908     Government National Mortgage Association...    8.000%     09/15/26          92,206
    44,738     Government National Mortgage Association...    8.000%     11/15/26          46,397
    12,041     Government National Mortgage Association...    8.500%     12/15/22          12,585
    90,606     Government National Mortgage Association...    8.500%     08/15/25          94,704
    25,488     Government National Mortgage Association...    8.500%     06/15/26          26,640
                                                                                     ------------
                                                                                        4,442,994
                                                                                     ------------
U.S. AGENCY OBLIGATIONS: 18.9%
 1,000,000     Federal Home Loan Bank ....................    5.925%     04/09/08       1,003,756
   250,000     Federal Home Loan Bank ....................    6.400%     01/26/11         248,475
 1,000,000     Federal Home Loan Mortgage Corp. ..........    6.500%     05/09/11         986,300
   600,000     Federal National Mortgage Association .....    5.625%     05/14/04         609,925
 1,000,000     Federal National Mortgage Association .....    6.000%     03/29/11         966,100
   500,000     Federal National Mortgage Association .....    6.440%     04/08/09         499,063
   650,000     Federal National Mortgage Association .....    6.600%     03/11/09         651,667
 1,000,000     Federal National Mortgage Association .....    6.625%     11/15/10       1,036,481
 1,305,000     Federal National Mortgage Association .....    6.750%     07/30/07       1,329,952

           KAYNE ANDERSON RUDNICK INTERMEDIATE TOTAL RETURN BOND FUND

PRINCIPAL                                                    COUPON      MATURITY
AMOUNT                                                        RATE         DATE         VALUE
-------------------------------------------------------------------------------------------------
U.S. AGENCY OBLIGATIONS (CONTINUED)
$   87,000     Federal National Mortgage Association .....    6.950%     11/13/06    $     87,940
 1,000,000     Federal National Mortgage Association .....    6.990%     07/09/07       1,023,148
   462,000     Federal National Mortgage Association .....    7.050%     02/12/07         471,244
                                                                                     ------------
                                                                                        8,914,051
                                                                                     ------------
U.S. TREASURY OBLIGATIONS: 40.4%
 1,500,000     U.S. Treasury Bonds .......................    7.875%     11/15/04       1,643,083
 2,050,000     U.S. Treasury Bonds .......................   11.875%     11/15/03       2,386,940
 1,257,000     U.S. Treasury Notes .......................    5.625%     05/15/08       1,283,123
   700,000     U.S. Treasury Notes .......................    6.000%     08/15/09         728,171
 2,000,000     U.S. Treasury Notes .......................    6.250%     02/15/07       2,109,524
 1,500,000     U.S. Treasury Notes .......................    6.500%     10/15/06       1,595,795
 3,330,000     U.S. Treasury Notes .......................    7.250%     08/15/04       3,576,870
   700,000     U.S. Treasury Notes .......................    7.500%     05/15/02         721,897
 4,650,000     U.S. Treasury Notes .......................    7.500%     02/15/05       5,061,920
                                                                                     ------------
                                                                                       19,107,323
                                                                                     ------------
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
  (cost $31,830,796) ............................................................      32,464,368
                                                                                     ------------
TOTAL INVESTMENTS IN SECURITIES
  (cost $45,449,180+): 98.0% ....................................................      46,288,304
Other Assets less Liabilities: 2.0% .............................................         949,265
                                                                                     ------------
NET ASSETS: 100.0% ..............................................................    $ 47,237,569
                                                                                     ============

+ At June 30, 2001, the basis of investments for federal income tax purposes was the same as their cost for financial reporting purposes. Unrealized appreciation and depreciation were as follows:

          Gross unrealized appreciation .........................................    $    992,449
          Gross unrealized depreciation .........................................        (153,325)
                                                                                     ------------
          Net unrealized appreciation ...........................................    $    839,124
                                                                                     ============

See accompanying Notes to Financial Statements.

KAYNE ANDERSON RUDNICK CALIFORNIA INTERMEDIATE TAX-FREE BOND FUND

GOAL

The KAYNE ANDERSON RUDNICK CALIFORNIA INTERMEDIATE TAX-FREE BOND FUND seeks to provide current income exempt from both federal and California state income taxes, by investing in high quality, intermediate maturity, California municipal securities.

COMMENTARY

The Federal Open Market Committee (the "Fed") has reduced the Fed Funds Rate six times this year, from a 6.50% to 3.50% level. While the Fed has been very aggressive in their earlier rate reductions, the last two shifts were each .25% rather than the .50% change for each of the previous reductions. This is signaling to the markets that the Fed is approaching the end of the rate-reduction cycle. Further reductions in the Fed funds rate will be minor monetary adjustments as opposed to major policy shifts.

                            U.S. TREASURY YIELD CURVE

     [This chart shows two lines at 6/30/01 and 12/31/00 for the US Treasury Yield Curve ranging from 3 months to 24 years.]

SOURCE: BLOOMBERG

The Fed's rate reductions have had a major impact on the shape of the treasury yield curve, shown above. You can easily see that the reduction in rates has been to the short end of the yield curve, (five years or less), while for the remainder of the yield curve interest rates have actually increased. The normalizing of the yield curve is generally considered to be a precursor to economic recovery.

The minutes from the May 15th Fed meeting state that "the members anticipated that a neutral balance of risks could be appropriate before long, probably well before substantial evidence had emerged that economic growth had strengthened appreciably...". It is generally accepted that monetary policy shifts take six to 12 months to have an impact on the economy. This means that the fed rate cuts in January have only recently begun to impact the economy, and that any reductions in the rate from here forward will not have an impact on the economy until well into 2002.

While the impacts of the Fed's prior monetary policy shifts are just beginning to filter into the economy, we are also feeling the effects of more economic stimulus in the form the new tax bill. Payroll withholding taxes were lowered across the country on July 1st, and refunds were first mailed on July 20th. The Fed believes that the delayed impact of the Fed rate cuts currently in the pipeline, the lower payroll withholdings, and the refund checks rolling into the economy will be enough stimulus to get the country moving at an acceptable pace by 2002.

In California, we have been working our way through an electrical crisis, which made many investors unnecessarily nervous. California is now the fifth largest economy in the world. Not only is our economy large, it is also geographically and economically diverse. This has traditionally led to strength in the California municipal bond market. During the first half of 2001, we have seen a convergence of the California and national municipal yield curves. While one might expect that the energy problems in California would have led to the California market moving to higher yield levels, it has in fact been the opposite. California has maintained its low yields, and actually moved lower in the shorter end of the curve, while national bonds have moved to an unusually expensive level.

                  NATIONAL VS. CALIFORNIA TAX FREE YIELD CURVES

     [This line-chart compares the National vs. California Tax Free Yield at 12/31 and 6/30 from the years 2002 through 2031.]

SOURCE: BLOOMBERG AND STONE & YOUNGBERG

In the California Tax Free Fund, we have tried to take advantage of nervousness over the electricity problems by purchasing bonds in the secondary markets at cheaper levels than were warranted. The tightening of the national yield curve has led to national funds, as well as our national benchmark, outperforming California funds for the first half of the year.

OUTLOOK

In January and February of this year, Californians saw electricity prices averaging over $200 per mega-watt hour; during June the average price was $81 per mega-watt hour. We believe we have weathered the storm. The next major hurdle is finding a way to get the investor-owned utilities back on their feet. This may involve another bump in the road for California municipals. If it does, we will take advantage of the higher yields offered at that time. We believe that the year will end with California's yield curve in its traditional location below the national curve as we absorb whatever plan our state government decides on to correct the situation with the investor-owned utilities, and move forward.

        KAYNE ANDERSON RUDNICK CALIFORNIA INTERMEDIATE TAX-FREE BOND FUND

SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2001 (Unaudited)

PRINCIPAL                                                                COUPON     MATURITY
AMOUNT                                                                    RATE        DATE         VALUE
------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS: 99.9%
EDUCATION: 2.9%
$  155,000     Brentwood Union School District ........................   7.300%     08/01/07   $    183,869
   765,000     Oakland Unified School District Alameda County .........   5.000%     08/01/15        774,562
                                                                                                ------------
                                                                                                     958,431
                                                                                                ------------
ELECTRIC: 6.9%
 1,000,000     M-S-R Public Power Agency California ...................   6.000%     07/01/20      1,051,250
 1,000,000     Northern California Public Power Agency ................   5.000%     07/01/15      1,012,500
   200,000     Sacramento, California Municipal Utilities District ....   5.700%     05/15/12        210,250
                                                                                                ------------
                                                                                                   2,274,000
                                                                                                ------------
GENERAL OBLIGATION: 20.0%
   250,000     California State .......................................   5.250%     06/01/16        253,125
   200,000     California State .......................................   5.375%     03/01/06        215,000
     5,000     California State .......................................   5.375%     03/01/06          5,375
    45,000     California State .......................................   5.375%     03/01/06         47,587
 1,000,000     California State .......................................   5.375%     12/01/16      1,003,750
   825,000     California State .......................................   6.250%     04/01/08        917,812
   895,000     California State Veteran Bonds .........................   5.150%     12/01/14        918,494
   200,000     California State Veterans Bonds ........................   6.375%     02/01/27        200,440
   200,000     Los Angeles County, California Public Works ............   5.000%     10/01/16        203,000
   500,000     Newport Beach, California ..............................   3.050%     10/01/22        500,000
 1,000,000     Oakland, California ....................................   5.875%     06/15/19      1,062,500
   300,000     San Diego, California ..................................   5.000%     05/15/13        306,624
 1,000,000     San Mateo Redevelopment Agency .........................   5.400%     08/01/18      1,000,000
                                                                                                ------------
                                                                                                   6,633,707
                                                                                                ------------
HOSPITALS: 7.8%
 1,000,000     California Health Facilities Financing Authority .......   6.250%     10/01/13      1,026,090
   560,000     California Statewide Communities .......................   3.050%     04/01/28        560,000
 1,000,000     Stockton, California Health Facilities .................   5.350%     12/01/09      1,010,000
                                                                                                ------------
                                                                                                   2,596,090
                                                                                                ------------
HOUSING: 6.3%
   800,000     California Housing Finance Agency ......................   5.900%     08/01/17        830,000
   960,000     California Housing Finance Agency ......................   5.950%     08/01/14      1,011,600
   250,000     Orange County California Financing Authority ...........   6.250%     09/01/14        256,007
                                                                                                ------------
                                                                                                   2,097,607
                                                                                                ------------

        KAYNE ANDERSON RUDNICK CALIFORNIA INTERMEDIATE TAX-FREE BOND FUND

PRINCIPAL                                                                    COUPON     MATURITY
AMOUNT                                                                        RATE        DATE         VALUE
----------------------------------------------------------------------------------------------------------------
IDR/PCR: 10.7%
$  200,000     California Pollution Control Financing Authority .........    5.850%     12/01/23   $    168,750
   290,000     California State Public Works Board Lease Revenue
               (community colleges) .....................................    5.140%     12/01/13        297,613
 1,000,000     California State Public Works Board Lease Revenue (FTB)...    5.250%     11/01/20        987,500
   300,000     California State Public Works Board Lease Revenue
               (Dept. of Corrections) ...................................    5.375%     11/01/13        308,625
   510,000     California State Public Works Board Lease Revenue
               (Dept. of Justice) .......................................    5.500%     09/01/09        545,700
 1,000,000     Mountain View, California Shoreline Regional Park ........    5.500%     08/01/21      1,031,250
   200,000     Pinole Redevelopment Agency Tax Allocation ...............    5.600%     08/01/17        204,750
                                                                                                   ------------
                                                                                                      3,544,188
                                                                                                   ------------
PREREFUNDED: 3.7%
 1,000,000     California Educational Facilities Authority Revenues
               Pomona College ...........................................    6.125%     02/15/08      1,038,200
   150,000     Los Angeles Convention & Exhibit Center ..................    9.000%     12/01/20        184,125
                                                                                                   ------------
                                                                                                      1,222,325
                                                                                                   ------------
TRANSPORTATION: 15.4%
   250,000     Long Beach, California Harbor Revenues ...................    6.000%     05/15/06        274,063
 1,000,000     Oakland, California Port Authority .......................    5.600%     11/01/19      1,043,750
   750,000     San Francisco, California Bay Area Rapid .................    5.500%     07/01/15        786,563
 1,000,000     San Francisco, California City & County Airport ..........    5.375%     05/01/17      1,021,250
 1,000,000     San Francisco, California Port Authority .................    5.900%     07/01/09      1,072,500
   400,000     San Mateo County Transit District ........................    5.000%     06/01/14        408,500
   500,000     Santa Clara Valley Transportation Authority/CA ...........    5.000%     06/01/17        500,000
                                                                                                   ------------
                                                                                                      5,106,626
                                                                                                   ------------
WATER & SEWER: 26.2%
   200,000     California State Department of Water Resources
               Center Valley Project ....................................    5.650%     12/01/11        210,500
   100,000     Irvine Ranch Water District ..............................    2.750%     09/01/06        100,000
   400,000     Irvine Ranch Water District ..............................    2.900%     08/01/09        400,000
   700,000     Los Angeles, California Water and Power Revenue ..........    4.500%     07/01/13        680,750
   700,000     Los Angeles, California Wastewater System ................    5.000%     06/01/14        714,875
   200,000     Los Angeles, California Wastewater System ................    5.700%     06/01/20        206,250
 1,000,000     Marina, California Municipal Water District ..............    5.550%     07/01/13      1,036,250
   100,000     Orange County, California Water District .................    3.050%     08/15/15        100,000

        KAYNE ANDERSON RUDNICK CALIFORNIA INTERMEDIATE TAX-FREE BOND FUND

PRINCIPAL                                                                   COUPON     MATURITY
AMOUNT                                                                       RATE        DATE         VALUE
---------------------------------------------------------------------------------------------------------------
WATER & SEWER (CONTINUED)
$1,000,000     Rancho, California Water District Financing Authority .....  5.875%     11/01/10   $  1,092,500
 1,000,000     Redlands, California Financing Authority ..................  5.000%     09/01/17      1,000,000
 1,000,000     San Francisco, California City and County Public Utility...  6.000%     11/01/15      1,027,500
 1,000,000     San Jose Clara, California Water ..........................  5.375%     11/15/15      1,031,250
 1,000,000     Tulare, California Sewer Revenue ..........................  5.700%     11/15/15      1,062,500
                                                                                                  ------------
                                                                                                     8,662,375
                                                                                                  ------------
TOTAL MUNICIPAL BONDS
  (cost $32,076,116) ..........................................................................     33,095,349
                                                                                                  ------------
TOTAL INVESTMENTS IN SECURITIES
  (cost $32,076,116+): 99.9% ..................................................................     33,095,349
Other Assets less Liabilities: 0.1% ...........................................................         32,301
                                                                                                  ------------
NET ASSETS: 100.0% ............................................................................   $ 33,127,650
                                                                                                  ============

+ At June 30, 2001, the basis of investments for federal income tax purposes was the same a their cost for financial reporting purposes. Unrealized appreciation and depreciation were as follows:

          Gross unrealized appreciation .......................................................   $  1,104,860
          Gross unrealized depreciation .......................................................        (85,627)
                                                                                                  ------------
          Net unrealized appreciation .........................................................   $  1,019,233
                                                                                                  ============

See accompanying Notes to Financial Statements.

                      This page is intentionally left blank

                       KAYNE ANDERSON RUDNICK MUTUAL FUNDS

STATEMENTS OF ASSETS AND LIABILITIES at June 30, 2001 (Unaudited)

                                                                                            SMALL-MID
                                                                     LARGE CAP FUND         CAP FUND
                                                                     -------------        -------------
ASSETS
  Investments in securities, at cost ............................    $ 119,120,533        $  59,763,054
                                                                     =============        =============
  Foreign currency, at cost .....................................    $          --        $          --
                                                                     =============        =============
  Investments in securities, at value ...........................    $ 117,910,805        $  73,244,076
  Foreign currency, at value ....................................               --                   --
  Cash ..........................................................        6,171,300            1,884,203
  Receivables:
    Fund shares sold ............................................               --                   --
    Due from advisor ............................................               --                   --
    Dividends and interest ......................................           74,478               73,600
    Tax reclaims ................................................               --                   --
  Prepaid expenses ..............................................               --                6,817
                                                                     -------------        -------------
     Total assets ...............................................      124,156,583           75,208,696
                                                                     -------------        -------------
LIABILITIES
  Payables:
     Securities purchased .......................................        1,126,341              710,109
     Fund shares purchased ......................................               --                   --
     Distributions to shareholders ..............................          596,089              835,860
     Due to advisor .............................................           73,860               59,804
  Accrued expenses ..............................................           31,419               23,034
                                                                     -------------        -------------
     Total liabilities ..........................................        1,827,709            1,628,807
                                                                     -------------        -------------
NET ASSETS ......................................................    $ 122,328,874        $  73,579,889
                                                                     =============        =============
  Number of shares issued and outstanding
   (unlimited shares authorized, no par value) ..................        7,608,101            3,931,758
                                                                     -------------        -------------
     NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE....    $       16.08        $       18.71
                                                                     =============        =============

COMPONENTS OF NET ASSETS
  Paid-in capital ...............................................    $ 123,810,046        $  68,075,592
  Accumulated net investment income (loss) ......................          (11,527)             (27,961)
  Accumulated net realized gain (loss) on investments ...........         (259,917)          (7,948,764)
  Net unrealized appreciation (depreciation) on:
    Investments .................................................       (1,209,728)          13,481,022
    Foreign currency ............................................               --                   --
                                                                     -------------        -------------
     Net assets .................................................    $ 122,328,874        $  73,579,889
                                                                     =============        =============

See accompanying Notes to Financial Statements.

                                                                     CALIFORNIA
                             GROWTH AND         INTERMEDIATE        INTERMEDIATE
        INTERNATIONAL        OPPORTUNITY        TOTAL RETURN          TAX-FREE
            FUND                FUND              BOND FUND          BOND FUND
        ------------        ------------        ------------        ------------


        $ 64,314,308        $  3,885,033        $ 45,449,180        $ 32,076,116
        ============        ============        ============        ============
        $    602,864        $         --        $         --        $         --
        ============        ============        ============        ============
        $ 55,747,126        $  2,901,699        $ 46,288,304        $ 33,095,349
             592,301                  --                  --                  --
           6,061,883             606,945             234,227              66,604

                  --                  --             185,000                  --
                  --               1,044                  --                  --
              85,904                 693             778,680             416,216
              32,947                  40                  --                  --
              11,544               7,749               2,564                  --
        ------------        ------------        ------------        ------------
          62,531,705           3,518,170          47,488,775          33,578,169
        ------------        ------------        ------------        ------------


           1,707,924                  --                  --             307,253
              37,001                  --             203,726             116,083
              48,765                  --              26,612              10,425
              19,745              24,523              20,868              16,758
        ------------        ------------        ------------        ------------
           1,813,435              24,523             251,206             450,519
        ------------        ------------        ------------        ------------
        $ 60,718,270        $  3,493,647        $ 47,237,569        $ 33,127,650
        ============        ============        ============        ============

           4,702,144             407,973           4,334,597           3,072,476
        ------------        ------------        ------------        ------------
        $      12.91        $       8.56        $      10.90        $      10.78
        ============        ============        ============        ============


        $ 69,926,518        $  5,013,176        $ 46,384,907        $ 31,860,172
             (20,840)            (17,075)             (9,000)              7,802
            (613,518)           (519,120)             22,538             240,443

          (8,567,182)           (983,334)            839,124           1,019,233
              (6,708)                 --                  --                  --
        ------------        ------------        ------------        ------------
        $ 60,718,270        $  3,493,647        $ 47,237,569        $ 33,127,650
        ============        ============        ============        ============

                       KAYNE ANDERSON RUDNICK MUTUAL FUNDS

STATEMENTS OF OPERATIONS For the Periods Ended June 30, 2001 (Unaudited)

                                                                                                        SMALL-MID
                                                                                  LARGE CAP FUND         CAP FUND
                                                                                   ------------        ------------
INVESTMENT INCOME
  Income
    Dividends ..................................................................   $    605,609        $    287,992
    Interest ...................................................................         85,513              25,290
                                                                                   ------------        ------------
       Total income ............................................................        691,122             313,282
                                                                                   ------------        ------------
  Expenses
    Advisory fees ..............................................................        458,425             223,749
    Registration expense .......................................................          7,038               6,970
    Fund accounting fees .......................................................         22,186              17,921
    Administration fees ........................................................         29,930              18,148
    Transfer agent fees ........................................................         15,438              10,378
    Trustee fees ...............................................................          3,433               3,408
    Audit fees .................................................................          2,497               4,189
    Custodian fees .............................................................         15,413               6,581
    Legal fees .................................................................          4,328               1,460
    Reports to shareholders ....................................................          2,459               3,006
    Insurance expense ..........................................................            559                 204
    Miscellaneous ..............................................................            596               1,197
                                                                                   ------------        ------------
       Total expenses ..........................................................        562,302             297,211
       Add: expenses recouped by advisor .......................................             --              46,399
       Less: fees waived and expenses absorbed .................................             --                  --
       Less: expenses paid indirectly ..........................................             --                (124)
                                                                                   ------------        ------------
       Net expenses ............................................................        562,302             343,486
                                                                                   ------------        ------------
         Net investment income (loss) ..........................................        128,820             (30,204)
                                                                                   ------------        ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY
  Net realized gain (loss) on investments ......................................         97,793          (1,182,898)
  Net realized loss on foreign currency ........................................             --                  --
  Net unrealized appreciation (depreciation) on:
    Investments ................................................................    (12,780,290)          8,142,068
    Foreign currency ...........................................................             --                  --
                                                                                   ------------        ------------
       Net realized and unrealized gain on investments and foreign currency.....    (12,682,497)          6,959,170
                                                                                   ------------        ------------
         Net increase (decrease) in net assets resulting from operations .......   $(12,553,677)       $  6,928,966
                                                                                   ============        ============

*  Net of foreign tax withheld of $71,233.
** Net of foreign tax withheld of $181.

See accompanying Notes to Financial Statements.

                                                              CALIFORNIA
                      GROWTH AND          INTERMEDIATE       INTERMEDIATE
INTERNATIONAL         OPPORTUNITY         TOTAL RETURN         TAX-FREE
    FUND                 FUND              BOND FUND          BOND FUND
-------------        ------------         ------------       ------------


$     434,761*       $      5,284**       $         --       $         --
       21,174               8,414            1,456,979            797,619
-------------        ------------         ------------       ------------
      455,935              13,698            1,456,979            797,619
-------------        ------------         ------------       ------------

      245,682              17,758              118,918             77,179
        6,751               5,923                4,582              1,048
       21,903              17,841               18,795             21,628
       17,917              10,312               16,878             14,932
       11,169               8,606               10,063              7,515
        3,122               3,559                3,370              3,431
        5,798               5,233                3,031              4,091
        6,465                 443                6,000              3,859
        1,877                 208                1,510              1,208
        2,115               2,123                1,728                364
          195                   4                  224                169
        1,299               1,052                3,316                584
-------------        ------------         ------------       ------------
      324,293              73,062              188,415            136,008
       37,080                  --               40,396                 --
           --             (42,289)                  --            (18,751)
           (4)                 --                 (129)            (2,137)
-------------        ------------         ------------       ------------
      361,369              30,773              228,682            115,120
-------------        ------------         ------------       ------------
       94,566             (17,075)           1,228,297            682,499
-------------        ------------         ------------       ------------


     (587,344)           (409,815)             348,027            368,421
      (24,047)                 --

  (11,056,233)             39,945              (19,015)          (500,894)
       (7,267)                 --                   --                 --
-------------        ------------         ------------       ------------
  (11,674,891)           (369,870)             329,012           (132,473)
-------------        ------------         ------------       ------------
$ (11,580,325)       $   (386,945)        $  1,557,309       $    550,026
=============        ============         ============       ============

                       KAYNE ANDERSON RUDNICK MUTUAL FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                          LARGE CAP FUND                   SMALL-MID CAP FUND
                                                                   ------------------------------    ------------------------------
                                                                     SIX MONTHS                       SIX MONTHS
                                                                       ENDED          YEAR ENDED         ENDED          YEAR ENDED
                                                                     06/30/01#         12/31/00        06/30/01#         12/31/00
                                                                   -------------    -------------    -------------    -------------
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
  Net investment income (loss) .................................   $     128,820    $     409,317    $     (30,204)   $     115,428
  Net realized gain (loss) on investments ......................          97,793        3,862,289       (1,182,898)       6,268,833
  Net realized loss on foreign currency ........................              --               --               --               --
  Net unrealized appreciation (depreciation) on
   Investments .................................................     (12,780,290)      (6,686,631)       8,142,068        3,148,118
   Foreign currency ............................................              --               --               --               --
                                                                   -------------    -------------    -------------    -------------
         NET INCREASE (DECREASE) IN NET ASSETS RESULTING........     (12,553,677)      (2,415,025)       6,928,966        9,532,379
                                                                   -------------    -------------    -------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income ...................................        (347,539)        (202,125)         (19,055)         (95,614)
  From net realized gain .......................................      (1,042,615)      (2,103,740)      (2,347,515)      (2,984,357)
                                                                   -------------    -------------    -------------    -------------
         TOTAL DISTRIBUTIONS ...................................      (1,390,154)      (2,305,865)      (2,366,570)      (3,079,971)
                                                                   -------------    -------------    -------------    -------------
CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold ....................................       8,280,591       35,673,292       29,409,426       12,857,014
  Net asset value of shares issued on reinvestment of
  distributions ................................................         794,065        1,917,678        1,530,710        2,730,421
  Cost of shares redeemed ......................................      (4,053,932)     (25,122,870)      (4,482,351)     (26,477,202)
                                                                   -------------    -------------    -------------    -------------
     NET INCREASE (DECREASE) FROM CAPITAL SHARE TRANSACTIONS....       5,020,724       12,468,100       26,457,785      (10,889,767)
                                                                   -------------    -------------    -------------    -------------
         TOTAL INCREASE (DECREASE) IN NET ASSETS ...............      (8,923,107)       7,747,210       31,020,181       (4,437,359)
NET ASSETS
  Beginning of period ..........................................     131,251,981      123,504,771       42,559,708       46,997,067
                                                                   -------------    -------------    -------------    -------------
  END OF PERIOD ................................................   $ 122,328,874    $ 131,251,981    $  73,579,889    $  42,559,708
                                                                   =============    =============    =============    =============
  Accumulated net investment income (loss) .....................   $     (11,527)   $     207,192    $     (27,961)   $      21,298
                                                                   =============    =============    =============    =============
CHANGE IN CAPITAL SHARES
  Shares sold ..................................................         503,203        1,928,516        1,625,376          833,907
  Shares issued on reinvestment of distributions ...............          48,746          108,938           82,164          170,427
  Shares redeemed ..............................................        (247,640)      (1,349,153)        (251,591)      (1,698,840)
                                                                   -------------    -------------    -------------    -------------
Net increase (decrease) ........................................         304,309          688,301        1,455,949         (694,506)
                                                                   =============    =============    =============    =============

* Commencement of operations.
# Unaudited.

See accompanying Notes to Financial Statements.

                                                                       INTERMEDIATE                      CALIFORNIA
                                                                       TOTAL RETURN                     INTERMEDIATE
     INTERNATIONAL FUND         GROWTH AND OPPORTUNITY FUND              BOND FUND                   TAX-FREE BOND FUND
----------------------------    ----------------------------    ----------------------------    ----------------------------
 SIX MONTHS                      SIX MONTHS       07/17/00*      SIX MONTHS                      SIX MONTHS
   ENDED         YEAR ENDED        ENDED          THROUGH          ENDED         YEAR ENDED        ENDED         YEAR ENDED
 06/30/01#        12/31/00       06/30/01#        12/31/00        06/30/01#       12/31/00       06/30/01#        12/31/00
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

$     94,566    $    124,003    $    (17,075)   $      3,078    $  1,228,297    $  2,526,002    $    682,499    $  1,452,528
    (587,344)      1,527,366        (409,815)       (109,305)        348,027         (52,824)        368,421          28,652
     (24,047)             --              --              --              --              --              --              --

 (11,056,233)     (6,401,952)         34,945      (1,018,279)        (19,015)      1,755,943        (500,894)      1,449,699
      (7,267)             --              --              --              --              --              --              --
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------
 (11,580,325)     (4,750,583)       (391,945)     (1,124,506)      1,557,309       4,229,121         550,026       2,930,879
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

    (115,406)        (78,826)             --          (3,078)     (1,241,101)     (2,554,297)       (684,375)     (1,444,570)
     (13,193)     (1,569,846)             --              --              --              --              --              --
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------
    (128,599)     (1,648,672)             --          (3,078)     (1,241,101)     (2,554,297)       (684,375)     (1,444,570)
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

  57,403,821      60,195,182       1,616,801       6,611,442       8,761,015       6,193,726      16,170,486      15,967,030
     130,116       1,454,588              --           3,234         547,343       1,744,804         101,106         411,905
 (36,935,021)    (44,012,108)     (1,143,348)     (2,074,953)     (9,484,428)    (15,920,099)    (14,362,216)    (28,374,555)
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------
  20,598,916      17,637,662         473,453       4,539,723        (176,070)     (7,981,569)      1,909,376     (11,995,620)
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------
   8,889,992      11,238,407          81,508       3,412,139         140,138      (6,306,745)      1,775,027     (10,509,311)


  51,828,278      40,589,871       3,412,139              --      47,097,431      53,404,176      31,352,623      41,861,934
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------
$ 60,718,270    $ 51,828,278    $  3,493,647    $  3,412,139    $ 47,237,569    $ 47,097,431    $ 33,127,650    $ 31,352,623
============    ============    ============    ============    ============    ============    ============    ============
$    (20,840)   $         --    $    (17,075)   $         --    $     (9,000)   $      3,804    $      7,802    $      9,678
============    ============    ============    ============    ============    ============    ============    ============

   4,076,437       3,413,087         172,206         535,151         797,715         586,089       1,494,321       1,533,893
      10,165          92,252              --             357          49,963         166,269           9,336          39,528
  (2,593,625)     (2,493,793)       (131,462)       (168,279)       (863,938)     (1,519,193)     (1,327,037)     (2,745,628)
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------
   1,492,977       1,011,546          40,744         367,229         (16,260)       (766,835)        176,620      (1,172,207)
============    ============    ============    ============    ============    ============    ============    ============

                      KAYNE ANDERSON RUDNICK LARGE CAP FUND

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period

                                                              SIX MONTHS                    YEAR ENDED DECEMBER 31,
                                                                ENDED        -----------------------------------------------------
                                                              06/30/01#       2000        1999        1998       1997       1996
                                                               -------       -------     -------     -------    -------    -------
Net asset value, beginning of period .......................   $ 17.97       $ 18.67     $ 17.03     $ 17.28    $ 14.32    $ 12.63
                                                               -------       -------     -------     -------    -------    -------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ....................................      0.02          0.06        0.04        0.11       0.10       0.08
  Net realized and unrealized gain (loss) on investments....     (1.72)        (0.44)       2.71        2.38       4.34       2.35
                                                               -------       -------     -------     -------    -------    -------
Total income (loss) from investment operations .............     (1.70)        (0.38)       2.75        2.49       4.44       2.43
                                                               -------       -------     -------     -------    -------    -------
LESS DISTRIBUTIONS:
  From net investment income ...............................     (0.05)        (0.03)      (0.04)      (0.11)     (0.11)     (0.08)
  From net realized gain ...................................     (0.14)        (0.29)      (1.07)      (2.63)     (1.37)     (0.66)
                                                               -------       -------     -------     -------    -------    -------
Total distributions ........................................     (0.19)        (0.32)      (1.11)      (2.74)     (1.48)     (0.74)
                                                               -------       -------     -------     -------    -------    -------
Net asset value, end of period .............................   $ 16.08       $ 17.97     $ 18.67     $ 17.03    $ 17.28    $ 14.32
                                                               =======       =======     =======     =======    =======    =======
Total return ...............................................     (9.51)%**     (2.00)%     16.33%      14.14%     30.99%     19.09%
Net assets, end of period (millions) .......................   $ 122.3       $ 131.3     $ 123.5     $  48.6    $  35.3    $  26.1

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
  Before fees waived and expenses absorbed or recouped .....      0.92%+        0.90%       1.03%       1.11%      1.18%      1.37%
  After fees waived and expenses absorbed or recouped ......      0.92%+        0.90%       1.03%       1.11%      1.18%      1.37%

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS
  (after fees waived and expenses absorbed or recouped).....      0.21%+        0.30%       0.28%       0.57%      0.55%      0.59%

  Portfolio turnover rate ..................................        11%**         42%         33%         76%        51%        23%

#  Unaudited
** Not annualized.
+  Annualized.

See accompanying Notes to Financial Statements.

                    KAYNE ANDERSON RUDNICK SMALL-MID CAP FUND

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period



                                                              SIX MONTHS              YEAR ENDED DECEMBER 31,          10/18/96*
                                                                ENDED       ---------------------------------------     THROUGH
                                                               6/30/01#      2000       1999       1998       1997     12/31/96
                                                                ------      ------     ------     ------     ------     ------
Net asset value, beginning of .............................     $17.19      $14.82     $15.04     $13.12     $11.06     $10.65
                                                                ------      ------     ------     ------     ------     ------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ...................................       0.01        0.04       0.07       0.05       0.02       0.02
  Net realized and unrealized gain on investments .........       2.14        3.54       0.47       2.07       2.14       0.41
                                                                ------      ------     ------     ------     ------     ------
Total income from investment operations ...................       2.15        3.58       0.54       2.12       2.16       0.43
                                                                ------      ------     ------     ------     ------     ------
LESS DISTRIBUTIONS:
  From net investment income ..............................      (0.01)      (0.04)     (0.07)     (0.05)     (0.05)     (0.02)
  From net realized gain ..................................      (0.62)      (1.17)     (0.69)        --      (0.05)        --
  From paid-in capital ....................................         --          --         --      (0.15)        --         --
                                                                ------      ------     ------     ------     ------     ------
Total distributions .......................................      (0.63)      (1.21)     (0.76)     (0.20)     (0.10)     (0.02)
                                                                ------      ------     ------     ------     ------     ------
Net asset value, end of period ............................     $18.71      $17.19     $14.82     $15.04     $13.12     $11.06
                                                                ======      ======     ======     ======     ======     ======
Total return ..............................................      12.47%**    24.77%      3.64%     16.17%     19.46%      4.00%**
Net assets, end of period (millions) ......................     $ 73.6      $ 42.6     $ 47.0     $ 33.0     $  6.5     $  0.8

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
  Before fees waived and expenses absorbed or recouped.....       1.13%+      1.20%      1.34%      1.35%      3.22%     18.91%+
  After fees waived and expenses absorbed or recouped .....       1.30%+      1.29%      1.30%      1.30%      1.30%      1.30%+

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS
  (after fees waived and expenses absorbed or recouped)....      (0.11)%+     0.26%      0.53%      0.38%      0.45%      1.58%+

Portfolio turnover rate ...................................          4%**       50%        50%        28%        47%         0%**

*  Commencement of operations.
** Not annualized.
+  Annualized.
#  Unaudited.

See accompanying Notes to Financial Statements.

                    KAYNE ANDERSON RUDNICK INTERNATIONAL FUND

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period



                                                               SIX MONTHS             YEAR ENDED DECEMBER 31,           10/18/96*
                                                                  ENDED      ---------------------------------------    THROUGH
                                                                06/30/01#     2000       1999       1998       1997     12/31/96
                                                                 ------      ------     ------     ------     ------     ------
Net asset value, beginning of period .........................   $16.15      $18.47     $15.51     $12.61     $10.91     $10.65
                                                                 ------      ------     ------     ------     ------     ------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ......................................     0.03        0.03       0.12       0.08       0.04       0.01
  Net realized and unrealized gain (loss) on investments......    (3.23)      (1.82)      4.68       3.25       1.75       0.26
                                                                 ------      ------     ------     ------     ------     ------
Total income (loss) from investment operations ...............    (3.20)      (1.79)      4.80       3.33       1.79       0.27
                                                                 ------      ------     ------     ------     ------     ------
LESS DISTRIBUTIONS:
  From net investment income .................................    (0.04)      (0.03)     (0.12)     (0.08)     (0.05)     (0.01)
  From net realized gain .....................................       --       (0.50)     (1.72)     (0.35)     (0.04)        --
                                                                 ------      ------     ------     ------     ------     ------
Total distributions ..........................................    (0.04)      (0.53)     (1.84)     (0.43)     (0.09)     (0.01)
                                                                 ------      ------     ------     ------     ------     ------
Net asset value, end of period ...............................   $12.91      $16.15     $18.47     $15.51     $12.61     $10.91
                                                                 ======      ======     ======     ======     ======     ======
Total return .................................................   (19.82)%**   (9.65)%    31.06%     26.47%     16.42%      2.56%**
Net assets, end of period (millions) .........................   $ 60.7      $ 51.8     $ 40.6     $ 35.4     $  7.0     $  1.1

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
  Before fees waived and expenses absorbed or recouped........     1.25%+      1.28%      1.47%      1.45%      3.41%     15.74%+
  After fees waived and expenses absorbed or recouped.........     1.40%+      1.38%      1.40%      1.38%      1.40%      1.40%+

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS
  (after fees waived and expenses absorbed or recouped).......     0.37%+      0.24%      0.63%      0.85%      0.61%      1.14%+

Portfolio turnover rate ......................................        8%**       35%        57%        28%        29%         0%**

*  Commencement of operations.
** Not annualized.
+  Annualized.
#  Unaudited.

See accompanying Notes to Financial Statements.

               KAYNE ANDERSON RUDNICK GROWTH AND OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period

                                                                                      SIX
                                                                                     MONTHS        07/17/00*
                                                                                     ENDED         THROUGH
                                                                                    06/30/01#      12/31/00
                                                                                     ------         ------
Net asset value, beginning of period .........................................       $ 9.29         $12.92
                                                                                     ------         ------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ......................................................           --           0.01
  Net realized and unrealized loss on investments ............................        (0.73)         (3.63)
                                                                                     ------         ------
Total loss from investment operations ........................................        (0.73)         (3.62)
                                                                                     ------         ------
LESS DISTRIBUTIONS:
  From net investment income .................................................           --          (0.01)
Net asset value, end of period ...............................................       $ 8.56         $ 9.29
                                                                                     ======         ======
Total return .................................................................        (7.86)%**     (28.02)%**
Net assets, end of period (millions) .........................................       $  3.5         $  3.4

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
  Before fees waived and expenses absorbed or recouped .......................         4.11%+         3.93%+
  After fees waived and expenses absorbed or recouped ........................         1.73%+         1.48%+
  After fees waived, expenses absorbed or recouped, and paid indirectly.......         1.73%+         1.35%+

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS
  (after fees waived, expenses absorbed or recouped, and paid indirectly).....        (0.96)%+        0.20%+

Portfolio turnover rate ......................................................           16%**           7%**

*  Commencement of operations.
** Not annualized.
+  Annualized.
#  Unaudited.

See accompanying Notes to Financial Statements.

           KAYNE ANDERSON RUDNICK INTERMEDIATE TOTAL RETURN BOND FUND

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period



                                                              SIX MONTHS             YEAR ENDED DECEMBER 31,          10/18/96*
                                                                ENDED      ---------------------------------------    THROUGH
                                                              06/30/01#     2000       1999       1998       1997     12/31/00
                                                                ------     ------     ------     ------     ------     ------
Net asset value, beginning of period .......................    $10.82     $10.44     $11.01     $10.75     $10.59     $10.65
                                                                ------     ------     ------     ------     ------     ------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ....................................      0.04       0.56       0.50       0.51       0.56       0.09
  Net realized and unrealized gain (loss)
    on investments .........................................      0.08       0.39      (0.57)      0.30       0.18      (0.07)
                                                                ------     ------     ------     ------     ------     ------
Total income (loss) from investment
  operations ...............................................      0.12       0.95      (0.07)      0.81       0.74       0.02
                                                                ------     ------     ------     ------     ------     ------
LESS DISTRIBUTIONS:
  From net investment income ...............................     (0.04)     (0.57)     (0.49)     (0.51)     (0.58)     (0.08)
  From net realized gain ...................................        --         --      (0.01)     (0.04)        --         --
                                                                ------     ------     ------     ------     ------     ------
  Total distributions ......................................     (0.04)     (0.57)     (0.50)     (0.55)     (0.58)     (0.08)
                                                                ------     ------     ------     ------     ------     ------
Net asset value, end of period .............................    $10.90     $10.82     $10.44     $11.01     $10.75     $10.59
                                                                ======     ======     ======     ======     ======     ======
Total return ...............................................      3.41%**    9.40%     (0.65)%     7.61%      7.19%      0.20%**
Net assets, end of period (millions) .......................    $ 47.2     $ 47.1     $ 53.4     $ 28.3     $  6.3     $  5.0

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
  Before fees waived and expenses absorbed or recouped......      0.79%+     0.82%      1.23%      1.00%      2.23%      2.10%+
  After fees waived and expenses absorbed or recouped.......      0.96%+     0.94%      0.94%      0.94%      0.95%      0.95%+
  After fees waived, expenses absorbed or recouped,
  and paid indirectly ......................................      0.96%+     0.94%      0.94%      0.94%      0.95%      0.95%+

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS
  (after fees waived, expenses absorbed or recouped,
   and paid indirectly) ....................................      5.16%+     5.34%      4.94%      4.93%      5.35%      4.72%+

Portfolio turnover rate.....................................        22%**      10%        64%        49%        27%         0%**

*  Commencement of operations.
** Not annualized.
+  Annualized.
#  Unaudited.

See accompanying Notes to Financial Statements.

        KAYNE ANDERSON RUDNICK CALIFORNIA INTERMEDIATE TAX-FREE BOND FUND

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period



                                                              SIX MONTH             YEAR ENDED DECEMBER 31,           10/28/96*
                                                                ENDED      ---------------------------------------    THROUGH
                                                              06/30/01#     2000       1999       1998       1997     12/31/96
                                                                ------     ------     ------     ------     ------     ------
Net asset value, beginning of period ........................   $10.83     $10.29     $10.77     $10.74     $10.64     $10.65
                                                                ------     ------     ------     ------     ------     ------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income .....................................     0.24       0.49       0.44       0.43       0.34       0.01
  Net realized and unrealized gain (loss) on investments.....    (0.05)      0.54      (0.48)      0.03       0.11      (0.01)
                                                                ------     ------     ------     ------     ------     ------
Total income from investment operations .....................     0.19       1.03      (0.04)      0.46       0.45       0.00
                                                                ------     ------     ------     ------     ------     ------
LESS DISTRIBUTIONS:
  From net investment income ................................    (0.24)     (0.49)     (0.44)     (0.43)     (0.35)     (0.01)
                                                                ------     ------     ------     ------     ------     ------
Net asset value, end of period ..............................   $10.78     $10.83     $10.29     $10.77     $10.74     $10.64
                                                                ======     ======     ======     ======     ======     ======
Total return ................................................     1.75%**   10.18%     (0.44)%     4.37%      4.26%      0.02%**
Net assets, end of period (millions) ........................   $ 33.1     $ 31.4     $ 41.9     $  9.4     $  6.0     $  5.1

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
  Before fees waived and expenses absorbed or recouped ......     0.88%+     0.96%      1.37%      2.23%      2.29%      2.08%+
  After fees waived and expenses absorbed or recouped .......     0.76%+     0.75%      0.75%      0.77%      1.56%      1.81%+
  After fees waived, expenses absorbed or recouped,
   and paid indirectly ......................................     0.75%+     0.74%      0.71%      0.77%      0.95%      0.95%+

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS
  (after fees waived, expenses absorbed or recouped,
   and paid indirectly) .....................................     4.42%+     4.63%      4.14%      3.88%      2.58%      0.60%+

Portfolio turnover rate .....................................       40%**      33%        65%        47%        40%         0%**

*  Commencement of operations.
** Not annualized.
+  Annualized.
#  Unaudited.

See accompanying Notes to Financial Statements.

                       KAYNE ANDERSON RUDNICK MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1 - ORGANIZATION

     Kayne Anderson Rudnick Mutual Funds (the "Trust") (formerly Kayne Anderson Mutual Funds) was organized as a Delaware business trust on May 29, 1996 and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Trust currently consists of six separate diversified series: Large Cap Fund (formerly Rising Dividends Fund), Small - Mid Cap Fund (formerly Small Cap Rising Dividends Fund), International Fund (formerly International Rising Dividends Fund), Growth and Opportunity Fund, Intermediate Total Return Bond Fund and California Intermediate Tax-Free Bond Fund (each a "Fund" and collectively the "Funds").

     Between May 29, 1996 and the respective dates of commencement of operations, the Funds had no operations other than those related to organizational matters and the sale of 2,347 shares of the Small-Mid Cap Fund, the International Fund, the Intermediate Total Return Bond Fund and the California Intermediate Tax-Free Bond Fund to Kayne Anderson Rudnick Investment Management, LLC (the "Advisor") (formerly Kayne Anderson Investment Management,
LLC) for $25,000, respectively.

     The Large Cap Fund seeks long-term capital appreciation, with dividend income as a secondary consideration. The Fund invests primarily in equity securities, usually common stocks, of companies generally having a total market capitalization of $1 billion or more.

     The Small - Mid Cap Fund seeks long-term capital appreciation, with dividend income as a secondary consideration. The Fund invests primarily in equity securities, usually common stocks, of small and mid-capitalization companies which the Fund currently considers to be companies having a total market capitalization of not more than $3 billion.

     The International Fund seeks long-term capital appreciation, with dividend income as a secondary consideration. The Fund invests primarily in equity securities, usually common stocks, of companies outside the U.S. generally having a total market capitalization of $1 billion or more.

     The Growth and Opportunity Fund seeks long-term growth of capital. The Fund invests primarily in equity securities, usually common stocks, of companies generally having a total market capitalization of $3 billion or more.

     The Intermediate Total Return Bond Fund seeks to obtain maximum total return, primarily through current income with capital appreciation as a secondary consideration. The Fund invests primarily in investment grade debt securities and seeks to maintain an average maturity of three to ten years.

     The California Intermediate Tax-Free Bond Fund seeks current income exempt from federal and California state income tax. The Fund invests primarily in investment grade debt securities and may maintain an average maturity of more than ten years.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

   The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America.

                       KAYNE ANDERSON RUDNICK MUTUAL FUNDS

A. SECURITY VALUATION: The Funds' investments are carried at value. Securities listed on an exchange or quoted on a national market system are valued at the last sale price. Securities traded on an exchange or Nasdaq for which there have been no sales and other over-the-counter securities are valued at the mean between the bid and asked prices. Securities for which market quotations are not readily available, if any, are valued by an independent pricing service or determined following procedures approved by the Board of Trustees. Short-term investments are valued at amortized cost, which approximates market value.

B. FEDERAL INCOME TAXES: It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to shareholders. Therefore, no federal income tax provision is required.

     At June 30, 2001 the Funds had capital loss carryforwards available for federal income tax purposes as follows:

                                                    Intermediate     California
                                       Growth &        Total        Intermediate
       Capital loss     Small - Mid   Opportunity      Return         Tax-Free
       carryforward       Cap Fund       Fund         Bond Fund       Bond Fund
       ------------       --------       ----         ---------       ---------
     Expiring in: 2008   $6,730,898    $ 102,196      $ 267,489       $ 127,978
                  2009                                   58,000
                         $6,730,898*   $ 102,196      $ 325,489       $ 127,978

* Utilization of this capital loss carryforward which arose in connection with the tax-free reorganization with Sefton Small Company Value Fund is limited by federal income tax regulations to $838,736 annually.

C. SECURITY TRANSACTIONS, INVESTMENT INCOME AND DISTRIBUTIONS: Security transactions are accounted for on the trade date. Interest income is recognized on the accrual basis. Bond discounts and premiums are amortized over their respective lives. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

D. ACCOUNTING ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual result could differ from those estimates.

                       KAYNE ANDERSON RUDNICK MUTUAL FUNDS

NOTE 3 - INVESTMENT ADVISORY AND MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     The Advisor provides the Funds with investment management services under an Investment Advisory Agreement (the "Agreement"). The Advisor furnishes all investment advice, office space and certain administrative services, and provides personnel as needed by the Funds. As compensation for its services, the Advisor is entitled to a monthly fee at the following annual rates:

          Large Cap Fund                                         0.75%
          Small - Mid Cap Fund                                   0.85%
          International Fund                                     0.95%
          Growth and Opportunity Fund                            1.00%
          Intermediate Total Return Bond Fund                    0.50%
          California Intermediate Tax-Free Bond Fund             0.50%

     For the six months ended June 30, 2001, the Funds incurred the following advisory fees:

          Large Cap Fund                                      $458,425
          Small - Mid Cap Fund                                $223,749
          International Fund                                  $245,682
          Growth and Opportunity Fund                         $ 17,758
          Intermediate Total Return Bond Fund                 $118,918
          California Intermediate Tax-Free Bond Fund          $ 77,179

     The Funds are responsible for their own operating expenses. The Advisor has agreed to limit each Fund's total operating expenses by reducing all or a portion of its fees and reimbursing each Fund for expenses, excluding interest, so that their ratio of expenses to average net assets will not exceed the following levels:

          Small - Mid Cap Fund                                   1.30%
          International Fund                                     1.40%
          Growth and Opportunity Fund                            1.50%
          Intermediate Total Return Bond Fund                    0.95%
          California Intermediate Tax-Free Bond Fund             0.75%

     Any fee waived and/or any Fund expense absorbed by the Advisor pursuant to an agreed upon expense cap shall be reimbursed by the Fund to the Advisor, if so requested by the Advisor, provided the aggregate amount of the Fund's current operating expense for such fiscal year does not exceed the applicable limitation on Fund expenses. For the period ended June 30, 2001, the Advisor waived fees and paid expenses of $42,289 and $18,751 for the Growth and Opportunity Fund and California Intermediate Tax-Free Bond Fund, respectively. For the period ended June 30, 2001, the Advisor recouped fees previously waived and expenses absorbed of $46,399, $37,080 and $40,396 for Small - Mid Cap Fund, International Fund and Intermediate Total Return Bond Fund, respectively.

                       KAYNE ANDERSON RUDNICK MUTUAL FUNDS

     At June 30, 2001, the amount available for reimbursement that has been paid and/or waived by the Advisor on behalf of the Funds are as follows:

          International Fund                                  $  2,657
          Growth and Opportunity Fund                         $ 80,706
          Intermediate Total Return Bond Fund                 $ 34,647
          California Intermediate Tax-Free Bond Fund          $273,562

     At June 30, 2001, the Advisor may recapture a portion of the above amounts no later than the dates as stated below:

                                                                      December 31,
                                                        ----------------------------------------
          Funds:                                         2001       2002       2003       2004
          ------                                        -------    -------    -------    -------
          International Funds                           $    --    $ 2,657    $    --         --
          Growth and Opportunity Fund                        --         --    $38,417    $42,289
          Intermediate Total Return Bond Funds          $    --    $34,647    $    --         --
          California Intermediate Tax-Free Bond Funds   $99,797    $88,631    $66,383    $18,751

     Each Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement. Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated.

     Investment Company Administration, L.L.C. (the "Administrator ") acts as the Funds' Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the trustees; monitors the activities of the Funds' custodian, transfer agent and accountants; coordinates the preparation and payment of Funds' expenses and reviews the Funds' expense accruals. For its services, each Fund pays the Administrator an annual fee equal to 0.075% of the first $40 million of the average daily net assets, 0.050% of the next $40 million, 0.025% of the next $40 million, and 0.010% thereafter, subject to a minimum annual fee of $30,000 per Fund. The Growth and Opportunity Fund pays the Administrator a minimum annual fee of $16,000 in which $5,000 is for the first 6 months and $11,000 is for the second 6 months of its first year of operations.

     First Fund Distributors, Inc. (the "Distributor ") acts as the Funds' principal underwriter in a continuous public offering of the Funds' shares. The Distributor is an affiliate of the Administrator.

     Certain officers and Trustees of the Fund are also officers and/or directors of the Advisor.

                       KAYNE ANDERSON RUDNICK MUTUAL FUNDS

NOTE 4 - PURCHASES AND SALES OF SECURITIES

     For the period ended June 30, 2001, the cost of purchases and the proceeds from sales of securities, excluding U.S. Government securities and short-term investments, were as follows:

Fund                                                  Purchases         Sales
----                                                 -----------     -----------
Large Cap Fund                                       $15,716,015     $13,045,017
Small - Mid Cap Fund                                 $26,981,290     $ 2,172,707
International Fund                                   $19,206,493     $ 4,023,661
Growth and Opportunity Fund                          $   496,859     $   534,642
Intermediate Total Return Bond Fund                  $11,864,751     $        --
California Intermediate Tax-Free Bond Fund           $14,843,578     $12,326,821

     The Intermediate Total Return Bond Fund purchased $7,779,890 and sold $10,055,906 in U.S. Government securities. There were no purchases or sales of U.S. Government securities by Large Cap Fund, Small - Mid Cap Fund, International Fund, Growth and Opportunity Fund and California Intermediate Tax-Free Bond Fund.

================================================================================

                                     ADVISOR
                KAYNE ANDERSON RUDNICK INVESTMENT MANAGEMENT, LLC
                       1800 Avenue of the Stars, 2nd Floor
                          Los Angeles, California 90067
                                 (800) 231-7414

                                   DISTRIBUTOR
                          FIRST FUND DISTRIBUTORS, INC.
                      4455 East Camelback Road, Suite 261E
                             Phoenix, Arizona 85018

                          CUSTODIAN AND TRANSFER AGENT
                         INVESTORS BANK & TRUST COMPANY
                              200 Clarendon Street
                           Boston, Massachusetts 02116

                                    AUDITORS
                        BRIGGS, BUNTING & DOUGHERTY, LLP
                          Two Logan Square, Suite 2121
                        Philadelphia, Pennsylvania 19103

                                  LEGAL COUNSEL
                     PAUL, HASTINGS, JANOFSKY & WALKER, LLP
                        345 California Street, 29th Floor
                         San Francisco, California 94104

================================================================================
This report is intended for the shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Due to market volatility, fund performance may fluctuate substantially over short-term and current performance may differ from that shown. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.